================================================================================
                                                                   EXHIBIT 10.14


                               U.S. $75,000,000

                        RECEIVABLES PURCHASE AGREEMENT

                          Dated as of August 15, 1997

                                     Among

                              BVFU FUNDING CORP.

                                 as the Seller
                                 -------------

                            BANKVEST CAPITAL CORP.

                                as the Servicer
                                ---------------

                                 the INVESTORS

                                 named herein
                                 ------------

                     VARIABLE FUNDING CAPITAL CORPORATION

                                as a Purchaser
                                --------------

                       FIRST UNION CAPITAL MARKETS CORP.

                               as the Deal Agent
                               -----------------

                                      and

                           FIRST UNION NATIONAL BANK

                            as the Liquidity Agent
                            ----------------------

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                as the Collateral Custodian and Backup Servicer
                -----------------------------------------------

================================================================================

                                          TABLE OF CONTENTS

                                                                                                             Page
                                               ARTICLE I

                                              DEFINITIONS
     Section 1.1  Certain Defined Terms...................................................................    1
     Section 1.2  Other Terms.............................................................................   23
     Section 1.3  Computation of Time Periods.............................................................   23


                                               ARTICLE II

                                          THE PURCHASE FACILITY
     Section 2.1  Purchases of Asset Interest.............................................................   24
     Section 2.2  The Initial Purchase, Subsequent Purchases and

                  Incremental Purchases...................................................................   24
     Section 2.3  Reduction of the Purchase Limit; Repurchase.............................................   25
     Section 2.4  Selection of Fixed Periods..............................................................   26
     Section 2.5  Percentage Evidenced by Asset Interest..................................................   26
     Section 2.6  Dividing or Combining Asset Interests...................................................   26
     Section 2.7  Non-Liquidation Settlement Procedures...................................................   27
     Section 2.8  Settlement Procedures Following a Payout Event..........................................   28
     Section 2.9  Collections and Allocations.............................................................   29
     Section 2.10 Payments, Computations, Etc.............................................................   30
     Section 2.11 [Reserved]..............................................................................   31
     Section 2.12 Fees.   ................................................................................   31
     Section 2.13 Increased Costs; Capital Adequacy; Illegality...........................................   31
     Section 2.14 Taxes.  ................................................................................   32
     Section 2.15 Assignment of the Purchase Agreement....................................................   34
     Section 2.16 Substitution of Contracts...............................................................   35

                                               ARTICLE III

                                          CONDITIONS OF PURCHASES
     Section 3.1 Conditions Precedent to Initial Purchase.................................................   36
     Section 3.2 Conditions Precedent to All Purchases and Remittances of Collections.....................   36

                                               ARTICLE IV

                                      REPRESENTATIONS AND WARRANTIES

     Section 4.1  Representations and Warranties of the Seller............................................    37
     Section 4.2  Representations and Warranties of Seller Relating to the Agreement and the Contracts....    41


                                               ARTICLE V

                                     GENERAL COVENANTS OF THE SELLER
     Section 5.1  General Covenants.......................................................................    42
     Section 5.2  Covenants of Seller.....................................................................    43
     Section 5.3  Release of Lien on Equipment............................................................    47
     Section 5.4  Hedging of Contracts....................................................................    47
     Section 5.5  Retransfer of Ineligible Contracts......................................................    48
     Section 5.6  Retransfer of Assets....................................................................    48


                                               ARTICLE VI

                                ADMINISTRATION AND SERVICING OF CONTRACTS
     Section 6.1  Appointment and Acceptance; Duties......................................................    49
     Section 6.2  Collection of Payments..................................................................    52
     Section 6.3  Servicer Advances.......................................................................    53
     Section 6.4  Realization Upon Defaulted Contract.....................................................    54
     Section 6.5  Maintenance of Insurance Policies.......................................................    54
     Section 6.6  Representations and Warranties of Servicer..............................................    54
     Section 6.7  Representations and Warranties of Backup Servicer and Collateral Custodian..............    56
     Section 6.8  Covenants of Servicer...................................................................    57
     Section 6.9  Covenants of Backup Servicer and Collateral Custodian...................................    58
     Section 6.10 Servicing Compensation..................................................................    58
     Section 6.11 Custodial Compensation..................................................................    59
     Section 6.12 Payment of Certain Expenses by Servicer.................................................    59
     Section 6.13 Reports.................................................................................    59
     Section 6.14 Annual Statement as to Compliance.......................................................    60
     Section 6.15 Annual Independent Public Accountant's Servicing Reports................................    60
     Section 6.16 Adjustments.............................................................................    60
     Section 6.17 Merger or Consolidation of the Servicer.................................................    61
     Section 6.18 Limitation on Liability of the Servicer and Others......................................    61
     Section 6.19 Indemnification of the Seller, the Backup Servicer,
                      the Collateral Custodian, the Deal Agent and the Purchasers.........................    61
     Section 6.20 The Servicer Not to Resign..............................................................    62
     Section 6.21 Access to Certain Documentation and Information Regarding the Contracts.................    62
     Section 6.22 Backup Servicer.........................................................................    62
     Section 6.23 Identification of Records...............................................................    63
     Section 6.24 Servicer Defaults.......................................................................    64

     Section 6.25 Appointment of Successor Servicer......................................................     65
     Section 6.26 Notification...........................................................................     66
     Section 6.27 Protection of Right, Title and Interest to Assets......................................     66
     Section 6.28 Subservicers...........................................................................     67


                                               ARTICLE VII

                                              PAYOUT EVENTS
     Section 7.1  Payout Events..........................................................................     67


                                               ARTICLE VIII

                                              INDEMNIFICATION
     Section 8.1  Indemnities by the Seller..............................................................     69


                                               ARTICLE IX

                                  THE DEAL AGENT AND THE LIQUIDITY AGENT
     Section 9.1  Authorization and Action...............................................................     71
     Section 9.2  Delegation of Duties...................................................................     72
     Section 9.3  Exculpatory Provisions.................................................................     72
     Section 9.4  Reliance...............................................................................     73
     Section 9.5  Non-Reliance on Deal Agent, Liquidity Agent and Other Purchasers.......................     74
     Section 9.6  Reimbursement and Indemnification......................................................     74
     Section 9.7  Deal Agent and Liquidity Agent in their Individual Capacities..........................     74
     Section 9.8  Successor Deal Agent or Liquidity Agent................................................     74


                                               ARTICLE X

                                      ASSIGNMENTS; PARTICIPATIONS
     Section 10.1 Assignments and Participations.........................................................     75


                                               ARTICLE XI

                                              MISCELLANEOUS
     Section 11.1 Amendments and Waivers.................................................................     78
     Section 11.2 Notices, Etc...........................................................................     79
     Section 11.3 Ratable Payments.......................................................................     79
     Section 11.4 No Waiver, Remedies....................................................................     80
     Section 11.5 Binding Effect.........................................................................     80
     Section 11.6 Term of this Agreement.................................................................     80

     Section 11.7  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE...................   80
     Section 11.8  WAIVER OF JURY TRIAL...................................................................   81
     Section 11.9  Costs, Expenses and Taxes..............................................................   81
     Section 11.10 No Proceedings.........................................................................   82
     Section 11.11 Recourse Against Certain Parties.......................................................   82
     Section 11.12 Protection of Ownership Interests of the Purchasers; Intent of
                       Parties; Security Interest ........................................................   83
     Section 11.13 Confidentiality........................................................................   83
     Section 11.14 Execution in Counterparts; Severability; Integration...................................   84

EXHIBITS
--------

EXHIBIT A      Form of Notice of Sale
EXHIBIT B      Form of Lock-Box Notices
EXHIBIT C      "Limited Purpose" Provisions of Seller's Certificate of
               Incorporation
EXHIBIT D      Form of Assignment and Acceptance
EXHIBIT E      Form of Monthly Report
EXHIBIT F      Form of Servicer's Certificate
EXHIBIT G      Form of Purchase Certificate


SCHEDULES
---------

SCHEDULE I     Condition Precedent Documents
SCHEDULE II    Lock-Box Banks and Lock-Box Accounts
SCHEDULE III   Tradenames, Fictitious Names and "Doing Business As" Names
SCHEDULE IV    Substitute Contracts Criteria
SCHEDULE V     Location of Contract Files
SCHEDULE VI    List of Contracts

          THIS RECEIVABLES PURCHASE AGREEMENT (the "Agreement") is made as of August 15, 1997, among:

     (1)  BVFU FUNDING CORP., a Delaware corporation, as seller (the "Seller");

     (2) BANKVEST CAPITAL CORP., a Massachusetts corporation ("BVCC"), as servicer (the "Servicer");

     (3) the financial institutions listed on the signature pages of this Agreement under the heading "Investors" and their respective successors and assigns (the "Investors");

     (4)  VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation ("VFCC");

     (5) FIRST UNION CAPITAL MARKETS CORP. ("FCMC"), as deal agent (the "Deal Agent") and as documentation agent (the "Documentation Agent");

     (6) FIRST UNION NATIONAL BANK ("First Union"), as liquidity agent (the "Liquidity Agent"); and

     (7) NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION ("Norwest"), as collateral custodian (the "Collateral Custodian") and backup servicer (the "Backup Servicer").

          IT IS AGREED as follows:

                                   ARTICLE I


                                  DEFINITIONS

          SECTION 1.1  CERTAIN DEFINED TERMS.

          (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1.

          (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

          ADCB:  On any date of determination, the sum of the Discounted
          ----
Contract Balance of each Eligible Contract (excluding all Defaulted Contracts, Casualty Loss Contracts, Early Termination Contracts and Contracts subject to a Warranty Event) included in the Asset Pool as of the date of such determination.

          Addition Date:  With respect to any Additional Contracts, the date on
          -------------
which such Additional Contracts become Pool Assets.

          Additional Contracts:  All Contracts that become Pool Assets after the
          --------------------
Closing Date.

          Additional Cut Off Date:  Each date on and after which Collections on
          -----------------------
an Additional Contract are to be transferred to the Asset Pool.

          Add-On Purchase:  Any Incremental Purchase hereunder to be funded
          ---------------
through the issuance of additional Commercial Paper Notes as part of an existing tranche of Commercial Paper Notes (i.e., a tranche issued in respect of a Purchase meeting the $5,000,000 or $10,000,000 minimum requirement set forth in
Section 2.2(b), as applicable) in connection with the rollover of such tranche in full.

          Adjusted Eurodollar Rate:  On any day, an interest rate per annum
          ------------------------
equal to the quotient, expressed as a percentage and rounded upwards (if necessary), to the nearest 1/100 of 1%, obtained by dividing (i) the LIBOR Rate on such day by (ii) 100% minus the Eurodollar Reserve Percentage on such day.

          Administration Agreement:  That certain Administration Agreement
          ------------------------
executed between VFCC and First Union Capital Markets Corp., as the same may be amended, supplemented, or otherwise modified from time to time.

          Adverse Claim:  A lien, security interest, charge, encumbrance or
          -------------
other right or claim of any Person.

          Affected Party:  As defined in Section 2.13(a).
          --------------

          Affiliate:  With respect to a Person means any other Person
          ---------
controlling, controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

          Agent's Account:  A special account (account number 01 41 96 47) in
          ---------------
the name of the Deal Agent or, so long as VFCC is the sole Purchaser hereunder, in the name of VFCC, maintained at Bankers Trust Company.

          Aggregate Unpaids:  At any time, an amount equal to the sum of all
          -----------------
Yield (accrued and to accrue), Capital and all other amounts owed hereunder or under any fee letter delivered by the Originator to the Deal Agent and the Purchasers at such time (whether due or accrued).

          Agreement:  This Receivables Purchase Agreement, dated as of August
          ---------
15, 1997, as amended, modified, supplemented or restated from time to time.

          Alternative Rate:  An interest rate per annum equal to the Adjusted
          ----------------
Eurodollar Rate or the Base Rate, as the Seller shall select in accordance with the terms of this Agreement; provided, however, that the "Alternative Rate" for
                             --------  -------
any Capital allocated to a Fixed Period shall be the Base Rate if (a) on or before the first day of such Fixed Period, the relevant Purchaser shall have notified the Deal Agent that a Eurodollar Disruption Event has occurred, (b) such Fixed Period is a period of less than one month or (c) such Capital is less than $5,000,000.

          Asset:  All right, title and interest of the transferring party in, to
          -----
and under any and all of the following:

          (i) the Existing Contracts and Additional Contracts, and all moneys due or to become due in payment of such Contracts on and after the related Cut Off Date, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cut Off Date and any Excluded Amounts;

          (ii) the Equipment related to such Contracts including all proceeds from any sale or other disposition of such Equipment;

          (iii)  the Contract Files;

          (iv) all payments made or to be made in the future with respect to such Contracts or the obligor thereunder and under any guarantee or similar credit enhancement with respect to such Contracts;

          (v)    all Insurance Proceeds with respect to each such Contract; and

          (vi)   all income and proceeds of the foregoing.

          Asset Interest:  At any time, an undivided variable percentage
          --------------
ownership interest in all Assets. Each Asset Interest shall be calculated in accordance with Section 2.5 for each Fixed Period with an amount of Capital with respect to such Asset Interest as is allocated to such Fixed Period pursuant to
Section 2.4. The undivided percentage interest of an Asset Interest shall equal


                                       c
                                   c + --- R
                                       C
                                  -----------
                                     ADCB
          where:
               c    =    equals the Capital in respect of such Asset Interest.

               C    =    aggregate Capital.

               R    =    aggregate Overcollateralization

          Asset Pool:  At any time, all then outstanding Assets.
          ----------

          Assignment and Acceptance:  An assignment and acceptance entered into
          -------------------------
by an Investor and an Eligible Assignee, and accepted by the Deal Agent, in substantially the form of Exhibit D hereto.

          Backup Servicer:  Norwest Bank Minnesota, National Association, and
          ---------------
its successors and assigns.

          Backup Servicer Fee Rate:  The rate per annum set forth in the fee
          ------------------------
letter, dated August 19, 1997, delivered by the Originator to the Deal Agent and the Purchasers.

          Backup Servicing Fee:  As defined in Section 6.22.
          --------------------

          Bankruptcy Code:  The Federal Bankruptcy Code, as amended from time to
          ---------------
time (Title 11 of the United States Code).

          Base Rate:  On any date, a fluctuating rate of interest per annum
          ---------
equal to the higher of (a) the Prime Rate or (b) the Federal Funds Rate plus
1.0%.

          Benefit Plan:  Any employee benefit plan as defined in Section 3(3) of
          ------------
ERISA in respect of which the Seller or any ERISA Affiliate of the Seller is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

          Blended Discount Rate:  For any Determination Date, a rate per annum
          ---------------------
equal to the weighted average (calculated based on the applicable Outstanding Balances) of (i) the Blended Discount Rate as of the immediately preceding Determination Date and (ii) the Sale Discount Rate, if any, for any Contract transferred to the Asset Pool on the most recent Purchase Date, if any, occurring on or after the immediately preceding Determination Date; provided,
                                                                    --------
however, that the Blended Discount Rate for the first Determination Date
-------
following the Closing Date shall be the Sale Discount Rate applicable to the Original Contracts.

          Business Day:  Any day of the year other than a Saturday or a Sunday
          ------------
on which (a) banks are not required or authorized to be closed in New York City, Minneapolis, Minnesota, and Charlotte, North Carolina and (b) if the term "Business Day" is used in connection with the Adjusted Eurodollar Rate, dealings in United States dollar deposits are carried on in the London interbank market.

          Capital:  For each Asset Interest, the amount paid to the Seller for
          -------
such Asset Interest at the time of its purchase by the Purchaser pursuant to this Agreement, or such amount divided or combined in accordance with Section 2.6, in each case reduced from time to time by Collections distributed on account of such Capital pursuant to Sections 2.7 or 2.8; provided, however, that
                                                         --------  -------
such Capital shall not be reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or must be returned for any reason.

          Capital Limit:  At any time, an amount equal to the product of the
          -------------
ADCB at such time and .88.

          Casualty Loss:  With respect to any item of Equipment, the loss,
          -------------
theft, damage beyond repair or governmental condemnation or seizure of such item of Equipment.

          Casualty Loss Contract:  Any Contract that is subject to a Casualty
          ----------------------
Loss.

          Closing Date:  August 15, 1997.
          ------------

          Code:  The Internal Revenue Code of 1986, as amended.
          ----

          Collateral Custodian:  Norwest.
          --------------------

          Collection Account:  As defined in Section 6.2(f).
          ------------------

          Collection Date:  The date following the Termination Date on which the
          ---------------
aggregate outstanding Capital has been reduced to zero, the Purchasers have received all Yield and other amounts due to the Purchasers in connection with this Agreement and the Deal Agent has received all amounts due to it in connection with this Agreement.

          Collections:  (a) All cash collections and other cash proceeds of any
          -----------
Asset, including, without limitation, Scheduled Payments, Prepayments, Insurance Proceeds and Recoveries, all as related to amounts attributable to the Contracts in the Asset Pool or the related Equipment, but excluding any Excluded Amounts and (b) any other funds received by the Seller or the Servicer with respect to any Contract or related Equipment.

          Commercial Paper Notes:  On any day, any short-term promissory notes
          ----------------------
issued by VFCC with respect to financing its purchase of an Asset Interest hereunder.

          Commitment:  For each Investor, the commitment of such Investor to
          ----------
purchase Asset Interests from the Seller in an amount not to exceed the amount set forth opposite such Investor's name on the signature pages of this Agreement, as such amount may be modified in accordance with the terms hereof.

          Commitment Fee:  As defined in Section 2.12(a) hereof.
          --------------

          Commitment Fee Rate:  The rate per annum set forth in any fee letter
          -------------------
delivered by the Originator to the Deal Agent and the Purchasers.

          Commitment Termination Date:  August 14, 1998 or such later date to
          ---------------------------
which the Commitment Termination Date may be extended (if extended) in the sole discretion of VFCC and each Investor in accordance with the terms of Section 2.1(b).

          Contract:  Any lease of Equipment by the Originator or by a third
          --------
party, in each case as lessor, to an Obligor.

          Contract Files:  With respect to each Contract, the fully executed
          --------------
original counterpart (for UCC purposes) of the Contract, the original certificate of title or other title document with respect to the related Equipment (if applicable), and otherwise such documents, if any, that the Collateral Custodian holds, evidencing ownership of such Equipment (if applicable) and all other documents originally delivered to the Seller or held by the Collateral Custodian with respect to any Contract.

          Contract List:  The contract list provided by the Seller to the Deal
          -------------
Agent and the Collateral Custodian, in the form of Schedule VI hereto.

          CP Disruption Event:  The inability of a Purchaser, at any time,
          -------------------
whether as a result of a prohibition, a contractual restriction or any other event or circumstance whatsoever, to raise funds through the issuance of its commercial paper notes (whether or not constituting commercial paper notes issued to fund Purchases hereunder) in the United States commercial paper market.

          CP Rate:  As to a Fixed Period, a rate equivalent to the rate (or if
          -------
more than one rate, the weighted average of the rates) at which commercial paper notes of VFCC having a term equal to such Fixed Period may be sold by any placement agent or commercial paper dealer selected by VFCC, as agreed between each such agent or dealer and VFCC and notified by VFCC to the Deal Agent and the Servicer (inclusive of the Placement Agent Fee Rate); provided, however, if
                                                          --------  -------
the rate (or rates) as agreed between any such agent or dealer and VFCC with regard to any Fixed Period for the applicable Purchase is a discounted rate (or rates), the "CP Rate" for such Fixed Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

          Credit and Collection Policy:  The written credit and collection
          ----------------------------
policies of the Originator and Servicer in effect on the date hereof, as amended or supplemented from time to time with the prior written consent of the Deal Agent.

          Custodial Fee:  As defined in Section 6.11.
          -------------

          Cut Off Date:  With respect to each Existing Contract, the date on and
          ------------
after which Collections on such Existing Contract are to be transferred to the Asset Pool, and with respect to each Additional Contract, the related Additional Cut Off Date.

          Debt:  With respect to any Person, (a) indebtedness of such Person for
          ----
borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as obligor under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above.

          Default Ratio:  As of any Determination Date, the percentage
          -------------
equivalent of a fraction, the numerator of which is equal to twice the sum of the Discounted Contract Balance of Contracts that became Defaulted Contracts net of Recoveries during the immediately preceding six calendar months and the denominator of which is the average of the ADCB as of each of the current Determination Date and each of the immediately preceding five Determination Dates.

          Defaulted Contract:  (i) A Contract in the Asset Pool as to which (i)
          ------------------
the Servicer has determined or should have determined in accordance with its Credit and Collection Policy that such Contract is not collectible or is subject to repossession, or (ii) a Contract in the Asset Pool as to which all or a portion of any one or more Scheduled Payments is more than 120 days past due in an aggregate amount equal to the higher of (A) ten dollars or more or (B) ten percent or more of any Scheduled Payment.

          Delinquency Ratio:  As of any Determination Date, the percentage
          -----------------
equivalent of a fraction, the numerator of which is the average of the Discounted Contract Balance of Delinquent Contracts as of such Determination Date and each of the immediately preceding two Determination Dates and the denominator of which is the average of the ADCB as of such Determination Date and each of the immediately preceding two Determination Dates.

          Delinquent Contract:  A Contract in the Asset Pool as to which all or
          -------------------
a portion of any one or more Scheduled Payments in an aggregate amount of ten dollars or more, or ten percent or more, of any Scheduled Payment thereunder are delinquent for 60 days or more.

          Determination Date:  The last Business Day of each calendar month.
          ------------------

          Discounted Contract Balance:  With respect to any Contract, (i) as of
          ---------------------------
the related Cut Off Date, the present value of all remaining Scheduled Payments becoming due under such Contract after the applicable Cut Off Date discounted monthly at the Sale Discount Rate and (ii) as of any other date of determination, the present value of all remaining Scheduled Payments becoming due under such Contract after such Determination Date discounted monthly at the Blended Discount Rate.

          The "Discounted Contract Balance" for each Contract shall be calculated assuming:

          (i) all payments due in any Monthly Period as due on the last day of the Monthly Period;

          (ii) payments are discounted on a monthly basis using a 30 day month and a 360 day year; and

          (iii) all security deposits and drawings under letters of credit, if any, issued in support of a Contract are applied to reduce Scheduled Payments in inverse order of the due date thereof.

          Early Termination Contracts:  Any Contract that the Servicer has
          ---------------------------
allowed the related Obligor to terminate prior to the date on which the final Scheduled Payment is due thereunder.

          Eligible Assignee:  (a) A Person whose short-term rating is at least
          -----------------
A-1 from S&P and P-1 from Moody's, or whose obligations under this Agreement are guaranteed by a Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's, or (b) such other Person satisfactory to VFCC, the Deal Agent and each of the rating agencies rating the Commercial Paper and approved, in writing, by the Seller; provided, however, that no such approval shall be
                        --------  -------
required in the event any Investor is required by any rating agency rating VFCC's commercial paper notes or by any regulatory agency to make an assignment.

          Eligible Contract:  On any Determination Date, each Contract with
          -----------------
respect to which each of the following is true:

          (a) the information with respect to the Contract and the Equipment subject to the Contract is true and correct in all material respects;

          (b) immediately prior to the transfer hereunder of the Contract and any related Equipment (or security interest therein), the Contract was owned by the Seller free and clear of any Adverse Claim;

          (c) no Scheduled Payment related to the Contract is (i) more than 60 days delinquent, (ii) a payment as to which the Servicer has failed to make a Servicer Advance, (iii) a payment as to which the related Equipment has been repossessed or (iv) a payment as to which the related Equipment has been charged-off in accordance with the credit and collection policies of the Servicer;

          (d) no provision of the Contract has been waived, altered or modified in any respect except as allowed under the Credit and Collection Policy of the Servicer;

          (e) the Contract is a valid and binding payment obligation of the Obligor and is enforceable in accordance with its terms (except as may be limited by applicable Insolvency Laws and the availability of equitable remedies);

          (f) the Contract is not and will not be subject to rights of rescission, setoff, counterclaim or defense and no such rights have been asserted or threatened with respect to the Contract;

          (g) the Contract, at the time it is sold to VFCC does not violate the laws of the United States or any state in any manner which would create liability for any Purchaser or which would materially and adversely affect the enforceability or collectibility of such Contract;

          (h) (i) the Contract and any related Equipment have not been sold, transferred, assigned or pledged by the Seller to any other Person and, with respect to a Contract that is a "true lease," any Equipment related to such true lease is owned by the Seller free and clear of any Liens of any third parties (except for any Permitted Liens) and (ii) such Contract is secured by a fully perfected Lien of the first priority on the related Equipment;

          (i) the Contract constitutes chattel paper, an account, an instrument or a general intangible as defined under the UCC and if the Contract constitutes "chattel paper" for purposes of the UCC, there is not more than one "secured party's original" counterpart of the Contract;

          (j) all filings necessary to evidence the conveyance or transfer to the Deal Agent of the Contract and all right, title and interest in the related Equipment have been made in all appropriate jurisdictions;

          (k) the Obligor is not the subject of bankruptcy or other insolvency proceedings;

          (l) the Obligor's billing address is in the United States and the Contract is a U.S. dollar-denominated obligation;

          (m) the Contract does not require the prior written consent of an Obligor or contain any other restriction on the transfer or assignment of the Contract (other than a consent or waiver of such restriction that has been obtained prior to the Closing Date, with respect to an Existing Contract, or the Addition Date, with respect to an Additional Contract);

          (n) the obligations of the related Obligor under the Contract are irrevocable, unconditional and non-cancelable (without the right to set off for any reason and net of any maintenance or cost per copy charges);

          (o) the Contract has a remaining term to maturity of not greater than 60 months, provided, however, that up to 10% (by ADCB) may have a remaining term
           --------  -------
to maturity of not greater than 72 months;

          (p) no adverse selection procedure was used in selecting the Contract for the Asset Pool;

          (q) the Obligor under the Contract is required to maintain casualty insurance or to self-insure with respect to the related Equipment in accordance with the Servicer's normal requirements;

          (r) the Contract is not a "consumer lease" as defined in Section 2A-103(l)(e) of the UCC;

          (s) the Contract is not subject to any guarantee by the Servicer nor has the Seller or the Originator established any specific credit reserve with respect to the related Obligor;

          (t) the Contract provides that (i) the Originator, the Seller or the Servicer may accelerate all remaining Scheduled Payments if the Obligor is in default under any of its obligations under such Contract and (ii) the Obligor thereof may not elect to utilize its security deposit to offset any remaining Scheduled Payment;

          (u) the Obligor under the Contract is required to maintain the Equipment in good working order and bear all costs of operating the Equipment (including the payment of Taxes);

          (v) no provision of such Contract provides for a Prepayment Amount less than the amount calculated in accordance with the definition of Prepayment Amount;

          (w) the Contract has not been terminated as a result of a Casualty Loss to the related Equipment or for any other reason;

          (x) the Discounted Contract Balance of such Contract, when aggregated with the Discounted Contract Balance of each other Contract having the same Obligor, does not exceed the Portfolio Concentration Criteria;

          (y) the Discounted Contract Balance of such Contract does not include the amount of any security deposit held by the Servicer or the Seller; such Contract provides that in the event of a Casualty Loss, the Obligor is required to pay an amount not less than the present value of all remaining Scheduled Payments discounted at the Blended Discount Rate plus any past due amounts as of the date of determination;

          (aa) the Obligor thereunder has represented to the Originator that such Obligor has accepted the related Equipment and has had a reasonable opportunity to inspect and test such Equipment and the Originator has not been notified of any defects therein; and

          (bb) all payments in respect of a Contract will be made free and clear of, and without deduction or withholding for or on account of, any Taxes.

          Equipment:  The tangible assets financed or leased by an Obligor
          ---------
pursuant to a Contract and/or, unless the context otherwise requires, a security interest in such assets, such tangible assets to consist of small ticket equipment, including without limitation small manufacturing, automotive repair, printing, information and document processing and storage, telecommunications and office equipment.

          ERISA:  The U.S. Employee Retirement Income Security Act of 1974, as
          -----
amended from time to time, and the regulations promulgated and rulings issued thereunder.

          ERISA Affiliate:  (a) Any corporation which is a member of the same
          ---------------
controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Seller; (b) A trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Seller or (c) A member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Seller, any corporation described in clause (a) above or any trade or business described in clause (b) above.

          Eurocurrency Liabilities:  As defined in Regulation D of the Board of
          ------------------------
Governors of the Federal Reserve System, as in effect from time to time.

          Eurodollar Disruption Event:  With respect to all Capital allocated to
          ---------------------------
any Fixed Period, any of the following: (a) a determination by a Purchaser that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to make, fund or maintain any Purchase for such Fixed Period, (b) the failure of one or more of the Reference Banks to furnish timely information for purposes of determining the Adjusted Eurodollar Rate, (c) a determination by a Purchaser that the rate at which deposits of United States dollars are being offered to such Purchaser in the London interbank market does not accurately reflect the cost to such Purchaser of making, funding or maintaining any Purchase for such Fixed Period or (d) the inability of a Purchaser to obtain United States dollars in the London interbank market to make, fund or maintain any Purchase for such Fixed Period.

          Eurodollar Reserve Percentage:  Of any Reference Bank for any Fixed
          -----------------------------
Period, for any Capital means the overcollateralization percentage applicable during such Fixed Period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Fixed Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Reference Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Fixed Period.

          Excluded Amounts:  (a) Any collections on deposit in the Collection
          ----------------
Account or otherwise received by the Servicer on or with respect to the Asset Pool or related Equipment, which collections are attributable to any Taxes, fees or other charges imposed by any Governmental Authority, (b) any collections representing reimbursements of insurance premiums or payments for services that were not financed by the Originator, (c) any collections with respect to Contracts repurchased or substituted for with respect to a Warranty Event, or otherwise replaced by a Substitute Contract and (d) any late fees, insufficient funds charges, inspection charges, collection fees, delinquency fees, repossession fees or UCC fees, extension fees, documentation fees, maintenance fees and insurance fees.

          Existing Contracts:  The Contracts purchased by the Seller under the
          ------------------
Purchase Agreement and owned by the Seller on the Closing Date.

          Facility Financing Statement:  As defined in Schedule I.
          ----------------------------

          Federal Funds Rate:  For any period, a fluctuating interest rate per
          ------------------
annum equal for each day during such period to the weighted average of the federal funds rates as quoted by First Union and confirmed in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by First Union (or, if such day is not a Business Day, for the next preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of First Union, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 A.M. Charlotte, North Carolina time.

          Filing Locations:  [Massachusetts].
          ----------------

          First Union:  First Union National Bank, in its individual capacity,
          -----------
and its successors or assigns.

          Fixed Period:  For any outstanding Capital, (a) if Yield in respect of
          ------------
all or any part thereof is computed by reference to the CP Rate, a period of 1 to and including 60 days, (b) if Yield in respect thereof is computed by reference to the Adjusted Eurodollar Rate, a period of one, two or three months and (c) if Yield in respect thereof is computed at the Base Rate, a period of 1 to and including 31 days, in each case, as determined pursuant to Section 2.4.

          GAAP:  Generally accepted accounting principles as in effect from time
          ----
to time in the United States.

          Governmental Authority:  With respect to any Person, any nation or
          ----------------------
government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

          H.15:  As defined in Section 5.4.
          ----

          Hedge Counterparty: With respect to this Agreement, each related
          ------------------
party, approved in writing by the related Investor, which has entered into a Hedging Agreement with the Seller (and assigned to the Deal Agent on behalf of VFCC) and as to which such party's (a) long-term unsecured debt obligations are rated at least "A-" by S&P and "A3" by Moody's, and (b) short-term unsecured debt obligations are rated at least "A-1" by S&P and "P-1" by Moody's.

          Hedged Amount:  As defined in Section 5.4.
          -------------

          Hedged Costs:  With respect to any Payment Date, the amount of hedging
          ------------
costs, including, without limitation, payments to the Hedge Counterparty, as payable out of funds in the Collection Account on such Payment Date as provided by Section 2.7.

          Hedged Level:  As defined in Section 5.4.
          ------------

          Hedging Agreement:  With respect to this Agreement, each hedging
          -----------------
agreement entered into by the Seller and a Hedge Counterparty.

          Increased Costs:  Any amounts required to be paid by the Seller to an
          ---------------
Affected Party pursuant to Section 2.12.

          Incremental Purchase:  Any Purchase that increases the aggregate
          --------------------
outstanding Capital hereunder.

          Indebtedness:  With respect to any Person at any date, (a) all
          ------------
indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          Indemnified Amounts:  As defined in Section 8.1
          -------------------

          Indemnified Persons:  As defined in Section 6.19.
          -------------------

          Ineligible Contract:  As defined in Section 5.5.
          -------------------

          Insolvency Event:  With respect to a specified Person, (a) the filing
          ----------------
of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

          Insolvency Laws:  The Bankruptcy Code of the United States of America
          ---------------
and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

          Instrument:  Any "instrument" (as defined in Article 9 of the UCC),
          ----------
other than an instrument which constitutes part of chattel paper.

          Insurance Policy:  With respect to any Contract, an insurance policy
          ----------------
covering physical damage to or loss of the related Equipment.

          Insurance Proceeds:  Depending on the context, any amounts payable or
          ------------------
any payments made, to the Servicer under any Insurance Policy.

          Investment:  With respect to any Person, any direct or indirect loan,
          ----------
advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Assets pursuant to the Purchase Agreement and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

          Investor:  First Union and each liquidity bank that is a party to the
          --------
Liquidity Purchase Agreement dated as of August 15, 1997 between the Purchaser, the Liquidity Agent and each other liquidity bank a party thereto.

          Issuer:  VFCC and any other Purchaser whose principal business
          ------
consists of issuing commercial paper or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets.

          LIBOR Rate:  For a Fixed Period, an interest rate per annum equal to
          ----------
the sum of the rate appearing on the Telerate Page 3750 as of 11:00 a.m. (London time) on the Business Day which is the second Business Day immediately preceding the first day of such Fixed Period for a term comparable to such Fixed Period or, if no such rate appears on such day, the average (rounded upward to the nearest one-sixteenth (1/16) of one percent) per annum rate of interest determined by First Union at its principal office in Charlotte, North Carolina (each such determination, absent manifest error, to be conclusive and binding) as of two Business Days prior to the first day of the applicable Fixed Period, to be the rate at which deposits in immediately available funds in U.S. dollars are being, have been, or would be offered or quoted by the First Union to major banks in the interbank market for Eurodollar deposits at or about 11:00 A.M. (Charlotte, North Carolina time) on such day, for a term comparable to such Fixed Period and in an amount approximately equal to the requested Capital.

          Lien:  With respect to any Asset, (a) any mortgage, lien, pledge,
          ----
charge, security interest or encumbrance of any kind in respect of such Asset or
(b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such Asset.

          Liquidation Expenses:  With respect to any Contract, the aggregate
          --------------------
amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) and any reasonably allocated costs of internal counsel, in each case in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any related Equipment upon or after the expiration or earlier termination of such Contract and other out-of-pocket costs related to the liquidation of any such Equipment, including the attempted collection of any amount owing pursuant to such Contract if it is a Defaulted Contract.

          Lock-Box:  A post office box to which Collections are remitted for
          --------
retrieval by a Lock-Box Bank and deposited by such Lock-Box Bank into a Lock-Box Account.

          Lock-Box Account:  An account maintained for the purpose of receiving
          ----------------
Collections at a bank or other financial institution which has executed a Lock-Box Notice for the purpose of receiving Collections.

          Lock-Box Bank:  Any of the banks or other financial institutions
          -------------
holding one or more Lock-Box Accounts.

          Lock-Box Notice:  A notice, in substantially the form of Exhibit B,
          ---------------
among the Seller, the Originator (if applicable) and a Lock-Box Bank.

          Monthly Period:  As to any Determination Date, the calendar month
          --------------
ended on such Determination Date.

          Monthly Report:  As defined in Section 6.13(a).
          --------------

          Moody's:  Moody's Investors Service, Inc., and any successor thereto.
          -------

          Multiemployer Plan:  A "multiemployer plan" as defined in Section
          ------------------
4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Seller or any ERISA Affiliate on behalf of its employees.

          Norwest:  Norwest Bank Minnesota, National Association.
          -------

          Notice of Sale:  A notice, substantially in the form of Exhibit A
          --------------
hereto, delivered pursuant to Section 2.2.

          Obligor:  A Person obligated to make payments pursuant to a Contract
          -------
including any guarantor thereof.

          Officer's Certificate:  A certificate signed by any officer of the
          ---------------------
Seller or the Servicer and delivered to the Collateral Custodian, as the case may be.

          Opinion of Counsel:  A written opinion of counsel, who may be counsel
          ------------------
for Seller or the Servicer and who shall be reasonably acceptable to the Deal Agent.

          Original Contract:  Each Contract identified by account number and
          -----------------
Outstanding Balance as of the related Cut Off Date in the Contract List.

          Originator:  BankVest Capital Corp. or any wholly owned subsidiary
          ----------
thereof.

          Originator Assets:  Any Asset that was transferred to the Seller by
          -----------------
the Originator.

          Outstanding Balance:  Of any Asset at any time, the then outstanding
          -------------------
principal balance thereof.

          Overcollateralization:  At any time with respect to any Asset
          ---------------------
Interest, an amount equal to the product of (a) the ADCB at such time and (b)
 .12.

          Payment Date:  The 20th day of each calendar month or, if such day is
          ------------
not a Business Day, the next succeeding Business Day.

          Payout Event:   As defined in Section 7.1.
          ------------

          Permitted Investments:  Any one or more of the following types of
          ---------------------
investments:

               (a) marketable obligations of the United States of America, the full and timely payment of which are backed by the full faith and credit of the United States of America and which have a maturity of not more than 270 days from the date of acquisition;

               (b) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States of America and which have a maturity of not more than 270 days from the date of acquisition;

               (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term obligations of which are rated A-1 by S&P and P-1 by Moody's;

               (d) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (a), (b) and
     (c) above entered into with any bank of the type described in clause (c) above;

               (e) commercial paper rated at least A-1 by S&P and P-1 by Moody's; and,

               (f) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however that at
                                                    --------  -------
     the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least A-1 by S&P and P-1 by Moody's.

          Permitted Liens:  (a) shall mean, with respect to Contracts in the
          ---------------
Asset Pool:

                    (i) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable, (ii) Liens in favor of the Seller created pursuant to a Purchase Agreement and transferred to the Asset Pool hereunder and (iii) Liens in favor of the Deal Agent as agent for the Purchasers created pursuant to this Agreement; and

               (b)  with respect to the related Equipment:

                    (i) materialmen's, warehousemen's and mechanics' liens and other Liens arising by operation of law in the ordinary course of business for sums not due, (ii) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable,
          (iii) Liens in favor of the Seller created pursuant to a Purchase Agreement and transferred to the Asset Pool hereunder and (iv) Liens in favor of the Deal Agent as agent for the Purchasers created pursuant to this Agreement.

          Person:  An individual, partnership, corporation (including a business
          ------
trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

          Placement Agent Fee Rate:  On any day the fee (or if more than one,
          ------------------------
the average of the fees) charged by dealers in or placement agents for Commercial Paper Notes in connection with the sale or placement of such Commercial Paper Notes.

          Pool Assets:  On any day any Asset in the Asset Pool.
          -----------

          Portfolio Concentration Criteria: The following concentration
          --------------------------------
limitations at all times measured on the basis of percentage of ADCB:

          (a) the sum of the Discounted Contract Balances of Contracts relating to any one individual Obligor is limited to the greater of (i) U.S. $500,000 and
(ii) 1.0% of the ADCB;

          (b) the sum of the Discounted Contract Balance of the 25 obligors with the largest aggregate Discounted Contract Balances is limited to 15% of the ADCB;

          (c) the sum of the Discounted Contract Balances of Contracts relating to any one type of Equipment is limited to 30% of the ADCB;

          (d) the sum of the Discounted Contract Balances of Contracts originated by any one vendor is limited to 15% of the ADCB;

          (e) the sum of the Discounted Contract Balances of Obligors located in any one state is limited to 10% of the ADCB, with the exception of Obligors located in Massachusetts (in which the sum of the Discount Contract Balance of Obligors is limited to 25% of the ADCB), California (in which the sum of the Discount Contract Balance of Obligors is limited to 20% of the ADCB) and New York (in which the sum of the Discount Contract Balance of Obligors is limited to 15% of the ADCB);

          (f) the sum of the Discounted Contract Balances of Contracts whose Obligors are municipalities or other government related organizations is limited to 2% of the ADCB;

          (g) the sum of the Discounted Contract Balances of which the payment terms are non-monthly is limited to 5% of the ADCB;

          (h) the sum of the Discounted Contract Balances of Contracts originated by the Originator (including Contracts originated in the name of a third party so long as the Originator actually financed and services such Contracts) must at all times equal 90% or more of the ADCB, and all Contracts must have been financed by the Originator; and

          (i) the sum of the Discounted Contract Balances of Contracts under which the obligations of the related Obligor are not irrevocable and unconditional and non-cancelable ("Conditional Contracts") is limited to 10% of the ADCB, and the Obligors under all Conditional Contracts must be governmental entities or municipalities.

          Prepaid Contract:  Any Contract that has terminated or been prepaid in
          ----------------
full prior to its scheduled expiration date (including because of a Casualty
Loss), other than a Defaulted Contract.

          Prepayment Amount:  As specified in Section 6.2(b).
          -----------------

          Prepayments:  Any and all (i) partial and full prepayments on a
          -----------
Contract (including, with respect to any Contract and any Monthly Period, any Scheduled Payment or portion thereof which is due in a subsequent Monthly Period which the Servicer has received, and expressly permitted the related Obligor to make, in advance of its scheduled due date, and which will be applied to such Scheduled Payment on such due date),
(ii) cash proceeds or rents realized from the sale, lease, re-lease or re-financing of Equipment under a Prepaid Contract, net of Liquidation Expenses, and (iii) Recoveries.

          Prime Rate:  The rate announced by First Union from time to time as
          ----------
its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by First Union in connection with extensions of credit to debtors.

          Program Fee:  As defined in Section 2.12(b).
          -----------

          Program Fee Agreement:  The letter agreement, dated August 19, 1997,
          ---------------------
among the Seller, the Servicer and the Deal Agent, setting forth, among other things, the Commitment Fee, the Program Fee and the Servicing Fee.

          Program Fee Rate:  The rate per annum set forth in the Program Fee
          ----------------
Agreement.

          Purchase:  A purchase by a Purchaser of an Asset Interest from the
          --------
Seller pursuant to Article II, including without limitation, the remittance by the Servicer to the Seller of Collections of Pool Assets pursuant to Section 2.7(b).

          Purchase Agreement:  The Purchase Agreement dated as of the date
          ------------------
hereof, between the Originator and the Seller, as amended, modified, supplemented or restated from time to time.

          Purchase Certificate:  Each certificate, in the Form of Exhibit G,
          --------------------                                    ---------
delivered on the date of the Initial Purchase and on the date of each Incremental Purchase.

          Purchase Date:  The Closing Date, and as to any Incremental Purchase,
          -------------
any Business Day that is (i) at least one (1) calendar month following the immediately preceding Purchase Date and (ii) two (2) Business Days immediately following the receipt by the Deal Agent of a written request by the Seller to sell an Asset Interest, such notice to be in the form of Exhibit A hereto and to
                                                         ---------
conform to requirements of Section 3.2 hereof.

          Purchase Limit:  At any time, $75,000,000, on or after the Termination
          --------------
Date, the "Purchase Limit" shall mean the aggregate outstanding Capital.

          Purchasers:  Collectively, VFCC and the Investors and any other Person
          ----------
that agrees, pursuant to the pertinent Assignment and Acceptance, to purchase an Asset Interest pursuant to this Agreement.

          Qualified Institution:  As defined in Section 6.2.
          ---------------------

          Rating Agency:  Each of Standard & Poor's, Moody's and any other
          -------------
rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by the Issuer.

          Records:  All Contracts and other documents, books, records and other
          -------
information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Assets and the related Obligors which the Seller has itself generated, in which the Seller has acquired an interest pursuant to the Purchase Agreement or in which the Seller has otherwise obtained an interest.

          Recoveries:  With respect to a Defaulted Contract, proceeds from the
          ----------
sale, lease, re-lease or refinancing of the Equipment, proceeds of any related Insurance Policy and any other recoveries with respect to such Defaulted Contract and the related Equipment and related property, and other amounts representing late fees and penalties net of Liquidation Expenses and amounts, if any, so received that are required to be refunded to the Obligor on such Contract.

          Reference Bank:  Any bank which furnishes information for purposes of
          --------------
determining the Adjusted Eurodollar Rate.

          Register:  As defined in Section 10.1(c).
          --------

          Reinvestment Termination Date:  The Business Day that the Seller
          -----------------------------
designates as the Reinvestment Termination Date by notice to the Deal Agent at least ten Business Days prior to such Business Day or, if any of the conditions precedent in Section 3.2 are not satisfied, the Business Day that the Deal Agent designates as the Reinvestment Termination Date by notice to the Seller at least one Business Day prior to such Business Day.

          Replaced Contract:  As defined in Section 2.16(a).
          -----------------

          Reporting Date:  The 10th day of the month or the first Business Day
          --------------
thereafter.

          Required Investors:  At a particular time, Investors with Commitments
          ------------------
in excess of 66 2/3% of the Purchase Limit.

          Required Reports:  Collectively, the Monthly Report, the Servicer's
          ----------------
Certificate and the quarterly financial statement of the Servicer required to be delivered to the Deal Agent pursuant to Section 6.13(c) hereof.

          Requirements of Law:  For any Person shall mean the certificate of
          -------------------
incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

          Responsible Officer:  As to any Person, any officer of such Person
          -------------------
with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Retransfer Date:  As defined in Section 5.6.
          ---------------

          S&P:  Standard & Poor's Ratings Services, a division of The McGraw-
          ---
Hill Companies, Inc. and any successor thereto.

          Sale Discount Rate:  For any Contract to be transferred to the Asset
          ------------------
Pool by the Seller, a rate per annum, calculated on the Business Day immediately preceding such transfer, equal to the sum of (i) the fixed interest rate associated with the Hedge Agreement related to such purchase, (ii) the Program Fee Rate, (iii) the Placement Agent Fee Rate and (iv) the Servicing Fee Rate.

          Scheduled Payments:  On any Determination Date with respect to any
          ------------------
Contract, (a) each monthly, quarterly, annual or seasonal rent or financing (whether principal or principal and interest) payment scheduled to be made by the Obligor thereof after such Determination Date under the terms of such Contract, reduced by a number of such scheduled payments equal to a number (rounding upwards to the next highest integer if such number is not an integer) obtained by dividing (i) the dollar amount of any security deposit related to such Contract by (ii) the amount of a single scheduled payment under such Contract, (b) any payment due from the Obligor of such Contract at the expiration or other termination of such Contract and (c) any payments in connection with a Warranty Event.

          Seller:  BVFU Funding Corp., or any permitted successor thereto.
          ------

          Servicer:  BankVest Capital Corp. and its permitted successors and
          --------
assigns.

          Servicer Advance:  An advance of Scheduled Payments made by the
          ----------------
Servicer pursuant to Section 6.3.

          Servicer Default:  As specified in Section 6.24.
          ----------------

          Servicer's Certificate:  As defined in Section 6.13(b).
          ----------------------

          Servicing Fee:  As specified in Section 2.12(c).
          -------------

          Servicing Fee Rate:  The rate per annum set forth in any fee letter
          ------------------
delivered by the Originator to the Deal Agent and the Purchasers.

          Solvent:  As to any Person at any time, having a state of affairs such
          -------
that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair salable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

          Structuring Fee:  The structuring fee agreed to between the Seller and
          ---------------
the Deal Agent in the Program Fee Agreement.

          Subservicer:  Portfolio Financial Servicing (formerly Parrish
          -----------
Financial Servicing Company, L.P.) and its permitted successors and assigns.

          Substitute Contract:  On any day, an Eligible Contract which meets
          -------------------
each of the conditions for substitution set forth in Schedule IV hereto.

          Successor Servicer:  As defined in Section 6.25(a).
          ------------------

          Swap Rate:  As defined in Section 5.4.
          ---------

          Taxes:  Any present or future taxes, levies, imposts, duties, charges,
          -----
assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any government or other taxing authority.

          Termination Date:  The earliest of (a) the date of termination of the
          ----------------
Purchase Limit pursuant to Section 2.3, (b) the date of the occurrence of a Payout Event pursuant to Section 7.1, (c) the Reinvestment Termination Date and
(d) ___________, 19__.

          Termination Notice:  As defined in Section 6.24.
          ------------------

          Transaction:  As defined in Section 3.2.
          -----------

          UCC:  The Uniform Commercial Code as from time to time in effect in
          ---
the specified jurisdiction.

          United States:  The United States of America.
          -------------

          Unreimbursed Servicer Advances:  At any time, the amount of all
          ------------------------------
previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Section 2.7 and which the Servicer has determined in its sole discretion will not be recoverable from Collections with respect to the related Contract.

          Warranty Event:  As to any Pool Asset, the occurrence and continuance
          --------------
of a material breach of any representation or warranty relating to such Contract.

          Yield:  For each Asset Interest for any Fixed Period, the product of
          -----

                                  YRT x C x ED
                                  ------------
                                      360
          where:
                  C     =   the Capital allocated to such Fixed Period;

                  ED    =   the actual number of days elapsed during such Fixed
                            Period; and

                  YRT   =   the Yield Rate for such Fixed Period;

provided, however that (a) no provision of this Agreement shall require the
--------  -------
payment or permit the collection of Yield in excess of the maximum permitted by applicable law and (b) Yield shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

          Yield Rate:  means the sum of (i) the Program Fee Rate and (ii):
          ----------

          (A) to the extent the relevant Purchaser will be funding the applicable Purchase on the first day of such Fixed Period through the issuance of commercial paper, a rate equal to the CP Rate for such Fixed Period, and

          (B) to the extent the relevant Purchaser will not be funding the applicable Purchase on the first day of such Fixed Period through the issuance of commercial paper, a rate equal to the Alternative Rate for such Fixed Period or such other rate as the Deal Agent and the Seller shall agree to in writing.

          Section 1.2  Other Terms.
                       -----------

          All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

          Section 1.3  Computation of Time Periods.
                       ---------------------------

          Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                  ARTICLE II

                             THE PURCHASE FACILITY

          Section 2.1  Purchases of Asset Interest.
                       ---------------------------

          (a) On the terms and conditions hereinafter set forth, the Seller may on any Purchase Date, at its option, sell and assign Asset Interests to the Purchasers. The Deal Agent may act on behalf of and for the benefit of the Purchasers in this regard. VFCC may, in its sole discretion, purchase, or if VFCC shall decline to purchase, the Liquidity Agent shall purchase on behalf of the Investors, Asset Interests from time to time during the period from the date hereof to but not including the Termination Date. Under no circumstances shall any Purchaser make the initial Purchase or any Incremental Purchase if, after giving effect to such Purchase or Incremental Purchase, the aggregate Capital outstanding hereunder would exceed the lesser of (i) the Purchase Limit or (ii) the Capital Limit.

          (b) The Seller may, within 60 days, but no later than 45 days, prior to the then Commitment Termination Date, by written notice to the Deal Agent, make written request for VFCC and the Investors to extend the Commitment Termination Date for an additional period of 364 days. The Deal Agent will give prompt notice to VFCC and each of the Investors of its receipt of such request for extension of the Commitment Termination Date. VFCC and each Investor shall make a determination, in their sole discretion and after a full credit review, not less than 15 days prior to the then applicable Commitment Termination Date as to whether or not it will agree to extend the Commitment Termination Date; provided, however, that the failure of VFCC or any Investor to make a timely
--------  -------
response to the Seller's request for extension of the Commitment Termination Date shall be deemed to constitute a refusal by VFCC or the Investor, as the case may be, to extend the Commitment Termination Date. The Commitment Termination Date shall only be extended upon the consent of both (i) VFCC and
(ii) 100% of the Investors.

          SECTION 2.2  THE INITIAL PURCHASE, SUBSEQUENT PURCHASES AND
                       -----------------------------------------------
                       INCREMENTAL PURCHASES.
                       ---------------------

          (a) Subject to the conditions described in Section 2.1, the initial Purchase and each Incremental Purchase shall be made in accordance with the procedures described in Section 2.2(b). After the Collection Date has occurred, each of the Purchasers and the Deal Agent, in accordance with their respective interests, shall assign and transfer to the Seller their respective remaining interest in Asset Interests to the Seller free and clear of any Adverse Claim resulting solely from an act or omission by a Purchaser or the Deal Agent, but without any other representation or warranty, express or implied.

          (b) The initial Purchase and each Incremental Purchase shall be made pursuant to the terms of a Purchase Certificate in the form of Exhibit G hereto,
                                                               ---------
after receipt by the Purchaser of a Notice of Sale delivered by the Seller to the Deal Agent at least two Business Days prior to such proposed Purchase Date or, if the Yield to accrue with respect to such Purchase or Incremental Purchase is computed by reference to the Adjusted Eurodollar

Rate, on at least three Business Days' notice from the Seller to the Deal Agent, and each such notice shall specify (i) the aggregate amount of such initial Purchase or Incremental Purchase which amount must satisfy the applicable minimum requirement set forth in the following sentence, (ii) the date of such Purchase or Incremental Purchase, (iii) the duration of the initial Fixed Periods for the Capital arising as a result of such Purchase or Incremental Purchase and (iv) the rate at which Yield is to accrue on such Capital for such Fixed Periods. The Seller shall deliver no more than two such notices in any calendar month, and each amount specified in any such notice must satisfy the following minimum requirements, as applicable, as a condition to the related
Purchase: (i) the initial Purchase shall be in an amount equal to $10,000,000 or an integral multiple of $10,000 in excess thereof; (ii) each Add-On Purchase shall be in an amount equal to $10,000 or an integral multiple of $10,000 in excess thereof; and (iii) each Incremental Purchase hereunder other than an Add-On Purchase shall be in an amount equal to $5,000,000 or an integral multiple of $10,000 in excess thereof; provided, however, that if such Incremental Purchase
                           --------  -------
is to be made hereunder at a time when there are no outstanding Commercial Paper Notes issued in respect of a Purchase of $5,000,000 or an integral multiple of $10,000 in excess thereof, then such Incremental Purchase shall be in an amount equal to $10,000,000 or an integral multiple of $10,000 in excess thereof. Following receipt of such notice, the Deal Agent will consult with VFCC in order to assist VFCC in determining whether or not to make the purchase. If VFCC declines to make a proposed purchase, the initial Purchase or Incremental Purchase will be made by the Investors. The Deal Agent shall notify the Seller whether the duration of the initial Fixed Periods described in such notice is acceptable or, if not acceptable, the Deal Agent shall advise the Seller of such Fixed Periods as may be acceptable. On the date of such Purchase or Incremental Purchase, as the case may be, VFCC or each Investor shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Seller in same day funds, at ____________________________, an amount equal to (i) Capital of the Asset Interest related to such initial Purchase or Incremental Purchase, as the case may be, in the case of a purchase by VFCC or (ii) such Investor's pro rata share of the Capital related to such Asset Interest, in the case of a purchase by the Investors.

          SECTION 2.3  REDUCTION OF THE PURCHASE LIMIT; REPURCHASE.
                       -------------------------------------------

          (a) The Seller may, upon at least five Business Days' notice to the Deal Agent, terminate in whole or reduce in part the portion of the Purchase Limit that exceeds the sum of the aggregate Capital and Yield accrued and to accrue thereon, and the Commitments of the Investors shall be reduced proportionately; provided, however, that each partial reduction of the Purchase
                 --------  -------
Limit shall be in an aggregate amount equal to $1,000,000 or an integral multiple thereof. Each notice of reduction or termination pursuant to this
Section 2.3(a) shall be irrevocable.

          (b) Pursuant to the provisions of Section 2.7(b) and Section 2.8(b), the Seller may, at any time prior to the occurrence of the Termination Date, reduce the Purchaser's Asset Interest by remitting to the Purchaser (i) cash and
(ii) instructions to apply such cash to the reduction of Capital.

          SECTION 2.4  SELECTION OF FIXED PERIODS.
                       --------------------------

          Each Asset Interest shall at all times have an associated amount of Capital, a Yield Rate and a Fixed Period applicable to it. At all times hereafter until the Termination Date, the Deal Agent shall, after consultation with the Purchasers, select (a) Fixed Periods and allocate a portion of the outstanding Capital to each selected Fixed Period, so that the outstanding Capital is at all times allocated to a Fixed Period and (b) Yield Rates to apply to such Capital for such Fixed Periods. Each subsequent Fixed Period shall commence on the last day of the immediately preceding Fixed Period, and the duration of and Yield Rate applicable to such subsequent Fixed Period shall be such as the Deal Agent shall, after consultation with the Purchasers, select. Any Fixed Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; provided, however, that
                                                       --------  -------
if Yield in respect of such Fixed Period is computed by reference to the Adjusted Eurodollar Rate, and such next succeeding Business Day is in the next calendar month, then such Fixed Period shall end on the next preceding Business Day. In addition, whenever any Fixed Period as to which Yield accrues at the Adjusted Eurodollar Rate commences on the last Business Day in a month or on a day for which there is no numerically corresponding day in the month in which such Fixed Period ends, the last day of such Fixed Period shall occur on the last Business Day of the month in which such Fixed Period ends. Furthermore, if a CP Disruption Event shall have occurred and be continuing, the relevant Purchaser, or the Deal Agent on its behalf, may, upon notice to the Seller, terminate any Fixed Period then in effect if such Purchaser has funded the Capital allocated to such Fixed Period by issuing its commercial paper notes. Any Fixed Period which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date shall end on the Termination Date. On or after the Termination Date, the Deal Agent shall have the right to allocate outstanding Capital to Fixed Periods of such duration as shall be selected by the Deal Agent. The relevant Purchaser shall, on the first day of each Fixed Period, notify the Deal Agent of the Yield Rate for the Capital allocated to such Fixed Period. The initial Yield Rate for any Asset Interest transferred to the Investors pursuant to Section 2.1 or 2.2 shall be the Base Rate.

          SECTION 2.5  PERCENTAGE EVIDENCED BY ASSET INTEREST.
                       --------------------------------------

          Each Asset Interest shall be initially computed on its date of purchase. Thereafter, until the Termination Date, each Asset Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Termination Date. The variable percentage represented by an Asset Interest as computed (or deemed recomputed) as of the close of business on the day immediately preceding the Termination Date shall remain constant at all times after the Termination Date. The variable percentage represented by the Asset Interest shall become zero when its Capital and Yield has been collected in full.

          SECTION 2.6  DIVIDING OR COMBINING ASSET INTERESTS.
                       -------------------------------------

          The Seller or a Purchaser may, upon notice to and consent by the Deal Agent received at least three Business Days prior to the end of a Fixed Period for any Asset Interest, take any of the following actions at the end of such Fixed Period with respect to such Asset Interest: (i) divide the Asset Interest owned by a Purchaser into two or more portions of Asset Interests having aggregate Capital equal to the Capital of such divided Asset Interest, (ii) combine one portion of an Asset Interest of a Purchaser with another portion of an Asset Interest of such Purchaser with a Fixed Period ending on the same day, creating a new portion of an Asset Interest having Capital equal to the Capital of the two portions of Asset Interest combined or (iii) combine the Asset Interest of a Purchaser with the Asset Interest to be purchased on such day by such Purchaser, creating a new Asset Interest having Capital equal to the Capital of the two Asset Interests combined; provided, that an Asset Interest of VFCC may not be combined with an Asset Interest of the Investors.

          SECTION 2.7  NON-LIQUIDATION SETTLEMENT PROCEDURES.
                       -------------------------------------

          The provisions of this Section 2.7 shall apply during the term of this Agreement prior to the occurrence of the Termination Date.

          (a) On each Payment Date, the Servicer shall pay to the following Persons, from (i) the Collection Account, to the extent of available funds, (ii) a Servicer Advance and (iii) to the extent amounts pursuant to the preceding clauses (i) and (ii) are insufficient, Seller's own funds, the following amounts in the following order of priority:

               (i)    FIRST, to any Hedging Counterparty, an amount equal to any
                      -----
     accrued and unpaid amounts under any Hedging Agreement, for the payment thereof;

               (ii)   SECOND, to the Servicer, in an amount equal to any
                      ------
     Unreimbursed Servicer Advances, for the payment thereof;

               (iii)  THIRD, to the Servicer, in an amount equal any accrued and
                      -----
     unpaid Servicing Fee arrearage, for the payment thereof;

               (iv)   FOURTH, to the Servicer, in an amount equal to any accrued
                      ------
     and unpaid Servicing Fee, for the payment thereof;

               (v)    FIFTH, to the Backup Servicer, in an amount equal to the
                      -----
     accrued and unpaid Backup Servicing Fee, for the payment thereof;

               (vi)   SIXTH, to the Collateral Custodian, in an amount equal to
                      -----
     any accrued and unpaid Custodial Fee, for the payment thereof;

               (vii)  SEVENTH, to the Deal Agent, in an amount equal to all
                      -------
     accrued and unpaid ;

               (viii) EIGHTH, to the Deal Agent, in the amount of any unpaid
                      ------
     Increased Costs and/or Taxes, for payment to the Purchasers in respect thereof;

               (ix)   NINTH, to the extent that funds are available, any
                      -----
     remaining amounts may be reinvested in additional Eligible Contracts provided that the level of Capital would not exceed the Capital Limit; and

               (x)    TENTH, any remaining amount shall be distributed to the
                      -----
     Seller.

          (b)  Notwithstanding anything to the contrary contained in this
Section 2.7 or any other provision in this Agreement, if, on any Business Day prior to the Termination Date the outstanding amount of Capital shall exceed the lesser of (i) the Purchase Limit or (ii) the Capital Limit, then the Seller shall remit to the Deal Agent, prior to any reinvestment of funds as set forth in Section 2.7(a) and in any event no later than the close of business of the Deal Agent on the next succeeding Business Day, a payment (to be applied by the Deal Agent to outstanding Capital allocated to Fixed Periods selected by the Deal Agent, in its sole discretion) in such amount as may be necessary to reduce outstanding Capital to an amount less than or equal to the lesser of (i) the Purchase Limit and (ii) the Capital Limit.

          SECTION 2.8  SETTLEMENT PROCEDURES FOLLOWING A PAYOUT EVENT.
                       ----------------------------------------------

          The provisions of this Section 2.8 shall apply during the term of this Agreement after the occurrence of the Termination Date.

          (a) On each Business Day on which a Fixed Period ends, the Servicer shall pay to the Agent's account, from (i) the Collection Account, to the extent of available funds, (ii) a Servicer Advance and (iii) to the extent amounts pursuant to the preceding clauses (i) and (ii) are insufficient, Seller's own funds, an amount equal to the accrued and unpaid Yield on the Capital related to such Fixed Period.

          (b) On each Payment Date, after applying funds as set forth in paragraph (a) above, the Servicer shall pay to the following Persons, from (i) the Collection Account, to the extent of available funds, (ii) a Servicer Advance and (iii) to the extent amounts pursuant to the preceding clauses (i) and (ii) are insufficient, Seller's own funds, the following amounts in the following order of priority:

               (i)    FIRST, to any Hedging Counterparty, an amount equal to any
                      -----
     accrued and unpaid amounts under any Hedging Agreement, for the payment thereof;

               (ii)   SECOND, to the Servicer, in an amount equal to any
                      ------
     Unreimbursed Servicer Advances, for the payment thereof;

               (iii)  THIRD, to the Servicer, in an amount equal to the accrued
                      -----
     and unpaid Servicing Fee arrearage, for the payment thereof;

               (iv)   FOURTH, to the Servicer, in an amount equal to any accrued
                      ------
     and unpaid Servicing Fee, for the payment thereof;

               (v)     FIFTH, to the Backup Servicer, in an amount equal to the
                       -----
     accrued and unpaid Backup Servicing Fee, for the payment thereof;

               (vi)    SIXTH, to the Collateral Custodian, in an amount equal to
                       -----
     the accrued and unpaid Custodial Fee, for the payment thereof;

               (vii)   SEVENTH, to the Deal Agent, in an amount equal to all
                       -------
     accrued and unpaid Yield;

               (viii)  EIGHTH, to the Deal Agent, in the amount of any unpaid
                       ------
     Increased Costs and/or Taxes, for payment to the Purchasers in respect thereof;

               (ix)    NINTH, to the extent that funds are available, to the
                       -----
     Deal Agent for payment to the Purchasers in reduction of the aggregate Capital; and

               (x)     TENTH, upon the reduction of the Capital to zero and the
                       -----
     payment in full of all other amounts due and owing to any party, any remaining amount shall be distributed to the Seller.

          (b) If at any time on or after the Termination Date, the Deal Agent or the Seller determines that as of the close of business on the day immediately preceding the Termination Date the outstanding amount of Capital exceeded the lesser of (i) the Purchase Limit, or (ii) the Capital Limit, then the Seller shall immediately remit to the Deal Agent, for the benefit of the Purchasers, the amount (to be applied against Capital) which would have been required to make the outstanding amount of Capital equal to the lesser of (i) the Purchase Limit, or (ii) the Capital Limit as of the close of business on the date immediately preceding the Termination Date.

          SECTION 2.9  COLLECTIONS AND ALLOCATIONS.
                       ---------------------------

          (a)  Collections.  The Servicer shall transfer, or cause to be
               -----------
transferred, all Collections on deposit in the form of available funds in the Lock-Box Account to the Collection Account by the close of business on the Business Day such Collections are received in the Lock-Box Account. The Servicer shall promptly (but in no event later than three Business Days after the receipt thereof) deposit all Collections received directly by it in the Collection Account.

          The Servicer shall make such deposits or payments on the date indicated therein by electronic funds transfer through the Automated Clearing House system, or by wire transfer, in immediately available funds.

          (b)  Initial Deposits.  On the Closing Date and on each Addition Date
               ----------------
thereafter, the Servicer will deposit (in immediately available funds) into the Collection Account all Collections received after the applicable Cut Off Date and through and including the Closing Date or Addition Date, as the case may be, in respect of Contracts being transferred to the Asset Pool on such date.

          (c)  Excluded Amounts.  The Servicer may withdraw from the Collection
               ----------------
Account any Collections constituting Excluded Amounts if the Servicer has, prior to such withdrawal, delivered to the Deal Agent a report setting forth the calculation of such Excluded Amounts in a format reasonably satisfactory to the Deal Agent.

          SECTION 2.10  PAYMENTS, COMPUTATIONS, ETC.
                        ---------------------------

          (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 A.M. (Charlotte, North Carolina time) on the day when due in lawful money of the United States in immediately available funds to the Agent's Account. The Seller shall, to the extent permitted by law, pay to the Purchaser interest on all amounts not paid or deposited when due hereunder at 1% per annum above the Base Rate, payable on demand; provided, however, that such interest
                                        --------  -------
rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be retained by the Deal Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Deal Agent of such overdue amount to the Purchasers, in which case such interest accruing after such date shall be for the account of, and distributed by the Deal Agent to the Purchasers. All computations of interest and all computations of Yield and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

          (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Yield, interest or any fee payable hereunder, as the case may be; provided, however, that, if such extension would cause payment of
             --------  -------
Yield on or Capital of any Asset Interest on which Yield accrues at the Adjusted Eurodollar Rate to be made in the next following month, such payment shall be made on the next preceding Business Day.

          (c) If any Purchase or Incremental Purchase requested by the Seller and approved by a Purchaser and the Deal Agent pursuant to Section 2.2 or any selection of a subsequent Fixed Period and applicable Yield Rate for any Capital allocated to such Fixed Period requested by the Seller and approved by the Deal Agent pursuant to Section 2.4 is not for any reason whatsoever related to the default or nonperformance by the Seller made or effectuated, as the case may be, on the date specified therefor, the Seller shall indemnify the Purchaser against any loss, cost or expense incurred by the Purchaser, including, without limitation, any loss (including loss of anticipated profits, net of anticipated profits in the reemployment of such funds in the manner determined by the Purchaser), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Purchaser to fund or maintain such Purchase or Incremental Purchase, as the case may be, during such Fixed Period.

          SECTION 2.11  [RESERVED].
                         --------

          SECTION 2.12  FEES.
                        ----
          (a) The Servicer shall pay to the Deal Agent from the Collection Account on each Payment Date, monthly in arrears a fee agreed to between the Servicer and the Deal Agent (the "Commitment Fee").

          (b) The Servicer shall pay to the Deal Agent from the Collection Account on each Payment Date, monthly in arrears, a fee (the "Program Fee") agreed to between the Servicer and the Deal Agent in the fee letter agreement between such parties dated the date hereof (the "Program Fee Agreement").

          (c) The Servicer shall be entitled to receive a fee (the "Servicing Fee"), monthly in arrears in accordance with Section 2.7(a) or 2.8(b), as applicable, which fee shall be equal to the product of (i) the Servicing Fee Rate agreed to between the Servicer and the Deal Agent in the Program Fee Agreement and (ii) ADCB for the preceding Determination Date.

          (d) The Back-up Servicer shall be entitled to receive the Back-up Servicing Fee in accordance with Section 2.7(a) or 2.8(b) as applicable.

          (e) The Collateral Custodian shall be entitled to receive the Custodial Fee in accordance with Section 2.7(a) or 2.8(b), as applicable.

          (f) The Seller shall pay to the Deal Agent, on the Closing Date, the Structuring Fee in immediately available funds.

          SECTION 2.13  INCREASED COSTS; CAPITAL ADEQUACY; ILLEGALITY.
                        ---------------------------------------------

          (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance by a Purchaser or any Affiliate thereof (each of which, an "Affected Party") with any guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law), (A) shall subject an Affected Party to any Tax (except for Taxes on the overall net income of such Affected Party), duty or other charge with respect to an Asset Interest, or any right to make Purchases hereunder, or on any payment made hereunder or (B) shall impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Yield), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (C) shall impose any other condition affecting an Asset Interest or a Purchaser's rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Seller shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

          (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or
(ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Seller shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

          (c) If as a result of any event or circumstance similar to those described in clauses (a) or (b) of this section, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Purchases hereunder, then within ten days after demand by such Affected Party, the Seller shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it.

          (d) In determining any amount provided for in this section, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this section shall submit to the Seller a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent demonstrable error.

          (e) If a Purchaser shall notify the Deal Agent that a Eurodollar Disruption Event as described in clause (a) of the definition of "Eurodollar Disruption Event" has occurred, the Deal Agent shall in turn so notify the Seller, whereupon all Capital in respect of which Yield accrues at the Adjusted Eurodollar Rate for the then current Fixed Period shall immediately be converted into Capital in respect of which Yield accrues at the Base Rate for the remainder of such Fixed Period.

          SECTION 2.14  TAXES.
                        -----

          (a) All payments made by an Obligor in respect of a Contract and all payments made by the Seller or the Servicer under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes, unless such withholding or deduction is required by law. In such event, the Obligor, Seller, or Servicer (as the case may be) shall pay to the appropriate taxing authority any such Taxes required to be deducted or withheld and the amount payable to each Purchaser or the Deal Agent (as the case may be) will be increased (such increase, the "Additional Amount") such that every net payment made under this Agreement after deduction or withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to net income or franchise taxes imposed on a Purchaser or the Deal Agent, respectively, with respect to payments required to be made by the Seller or Servicer under this Agreement, by a taxing jurisdiction in which such Purchaser or Deal Agent is organized or conducts business (as the case may be). If a Purchaser or the Deal Agent pays any Taxes in respect of which the Seller is obligated to pay Additional Amounts under this Section 2.14(a), the Seller shall promptly reimburse such Purchaser or Deal Agent in full.

          (b) The Seller will indemnify each Purchaser and the Deal Agent for the full amount of Taxes in respect of which the Seller is required to pay Additional Amounts (including, without limitation, any Taxes imposed by any jurisdiction on such Additional Amounts) paid by such Purchaser or the Deal Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided, however, that
                                                     --------  -------
such Purchaser or the Deal Agent, as appropriate, making a demand for indemnity payment shall provide the Seller, at its address set forth under its name on the signature pages hereof, with a certificate from the relevant taxing authority or from a responsible officer of such Purchaser or the Deal Agent stating or otherwise evidencing that such Purchaser or the Deal Agent has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within ten days from the date the Purchaser or the Deal Agent (as the case may be) makes written demand therefor.

          (c) Within 30 days after the date of any payment by the Seller of any Taxes, the Seller will furnish to the Deal Agent, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.

          (d) If a Purchaser is not created or organized under the laws of the United States or a political subdivision thereof, such Purchaser shall, to the extent that it may then do so under applicable laws and regulations, deliver to the Seller with a copy to the Deal Agent (i) within 15 days after the date hereof, or, if later, the date on which such Purchaser becomes a Purchaser hereof two (or such other number as may from time to time be prescribed by applicable laws or regulations) duly completed copies of IRS Form 4224 or Form 1001 (or any successor forms or other certificates or statements which may be required from time to time by the relevant United States taxing authorities or applicable laws or regulations), as appropriate, to permit the Seller to make payments hereunder for the account of such Purchaser, as the case may be, without deduction or withholding of United States federal income or similar Taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.14(d), copies (in such numbers as may from time to time be prescribed by applicable laws or regulations) of such additional, amended or successor forms, certificates or statements as may be required under applicable laws or regulations to permit the Seller to make payments hereunder for the account of such Purchaser, without deduction or withholding of United States federal income or similar Taxes.

          (e) For any period with respect to which a Purchaser or the Deal Agent has failed to provide the Seller with the appropriate form, certificate or statement described in clause (d) of this section (other than if such failure is due to a change in law occurring after the date of this Agreement), the Deal Agent or such Purchaser, as the case may be, shall not be entitled to indemnification under clauses (a) or (b) of this section with respect to any Taxes.

          (f) Within 30 days of the written request of the Seller therefor, the Deal Agent and the Purchaser, as appropriate, shall execute and deliver to the Seller such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Seller in applying for refunds of Taxes remitted hereunder provided, however,
                                                           --------  -------
that the Deal Agent and the Purchaser shall not be required to deliver such certificate if in their respective sole discretion it is determined that the deliverance of such certificate would have a material adverse affect on the Deal Agent or Purchaser and provided further, however, that the Seller shall
                       -------- -------  -------
reimburse the Deal Agent or Purchaser for any expenses incurred in the delivery of such certificate.

          (g) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Purchasers in connection with this Agreement or the funding or maintenance of Purchases hereunder, the Purchasers are required to compensate a bank or other financial institution in respect of Taxes under circumstances similar to those described in this section then within ten days after demand by the Purchasers, the Seller shall pay to the Purchasers such additional amount or amounts as may be necessary to reimburse the Purchasers for any amounts paid by them.

          (h) Without prejudice to the survival of any other agreement of the Seller hereunder, the agreements and obligations of the Seller contained in this section shall survive the termination of this Agreement.

          SECTION 2.15  ASSIGNMENT OF THE PURCHASE AGREEMENT.
                        ------------------------------------

          The Seller hereby represents, warrants and confirms to the Deal Agent that the Seller has assigned to the Deal Agent, for the ratable benefit of the Purchasers hereunder, all of the Seller's right and title to and interest in the Purchase Agreement. The Seller confirms that following a Payout Event the Deal Agent shall have the sole right to enforce the Seller's rights and remedies under the Purchase Agreement for the benefit of the Purchasers, but without any obligation on the part of the Deal Agent, the Purchasers or any of their respective Affiliates, to perform any of the obligations of the Seller under the Purchase Agreement. The Seller further confirms and agrees that such assignment to the Deal Agent shall terminate upon the Collection Date; provided, however,
                                                            --------  -------
that the rights of the Deal Agent and the Purchasers pursuant to such assignment with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made by the Originator pursuant to the Purchase Agreement, which rights and remedies survive the

Termination of the Purchase Agreement, shall be continuing and shall survive any termination of such assignment.

          SECTION 2.16  SUBSTITUTION OF CONTRACTS.
                        -------------------------

          On any day prior to the occurrence of the Termination Date, the Deal Agent as agent for the Purchasers may, in its sole discretion, by written notice to the Seller, request that any Contract subject to a Warranty Event or in respect of which the Obligor thereunder has requested the rewriting and/or restructuring of such Contract be replaced by one or more other Contracts (each, a "Substitute Contract"), provided that no such replacement shall occur unless each of the following conditions is satisfied as of the date of such replacement and substitution:

          (a) the Seller has previously recommended to the Deal Agent in writing that the Contract to be replaced should be replaced (each a "Replaced Contract");

          (b) each Substitute Contract is an Eligible Contract on the date of substitution;

          (c) after giving effect to any such substitution, the aggregate of all outstanding Capital does not exceed the lesser of the (i) Purchase Limit and
(ii) the Capital Limit;

          (d) the aggregate Discounted Contract Balance (at the Blended Discount Rate as of the date of substitution) of such Substitute Contracts shall be equal to or greater than the aggregate Discounted Contract Balances (at the Blended Discount Rate as of the date of substitution) of Contracts being replaced;

          (e) such Substitute Contracts, at the time of substitution by the Seller, shall have approximately the same weighted average life as the replaced Contracts;

          (f) all representations and warranties of the Seller contained in Sections 4.1 and 4.2 shall be true and correct as of the date of substitution of any such Substitute Contract;

          (g) the substitution of any Substitute Contract does not cause a Payout Event to occur; and

          (h) the Seller shall deliver to the Deal Agent on the date of such substitution a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date.

          In connection with any such substitution, the Deal Agent as agent for the Purchasers shall, automatically and without further action, be deemed to transfer to the Seller, free and clear of any Lien created pursuant to this Agreement, all of the right, title and interest of the Deal Agent as Agent for the Purchasers in, to and under such Replaced Contract, and the Deal Agent as agent for the Purchasers shall be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, but without any other representation and warranty, express or implied. Any right of the Deal Agent as agent for the Purchasers to substitute any Contract in the Asset Pool pursuant to this Section 2.16 shall be in addition to, and without limitation of, any other rights and remedies that the Deal Agent as agent for the Purchasers or any Purchaser may have to require the Seller or the Servicer, as applicable, to substitute for, or accept retransfer of, any Contract pursuant to the terms of this Agreement.

                                  ARTICLE III

                            CONDITIONS OF PURCHASES

          SECTION 3.1  CONDITIONS PRECEDENT TO INITIAL PURCHASE.
                       ----------------------------------------

          The initial Purchase hereunder is subject to the condition precedent that the Deal Agent shall have received on or before the date of such purchase the items listed in Schedule I, each (unless otherwise indicated) dated such
                    ----------
date, in form and substance satisfactory to the Deal Agent and the Purchasers.

          SECTION 3.2  CONDITIONS PRECEDENT TO ALL PURCHASES AND REMITTANCES OF
                       --------------------------------------------------------
                       COLLECTIONS.
                        -----------

          Each Purchase (including the initial Purchase) from the Seller by a Purchaser, the right of the Servicer to remit Collections to the Seller pursuant to Section 2.7(b) and each Incremental Purchase (each, a "Transaction") shall be subject to the further conditions precedent that (a) with respect to any Purchase (other than the initial Purchase) or Incremental Purchase, on or prior to the date of such Purchase or Incremental Purchase, the Servicer shall have delivered to the Deal Agent, in form and substance satisfactory to the Deal Agent, a completed Monthly Report dated within 10 days prior to the date of such Purchase or Incremental Purchase and containing such additional information as may be reasonably requested by the Deal Agent; (b) on the date of such Transaction the following statements shall be true and the Seller shall be deemed to have certified that:

               (i)    The representations and warranties contained in Sections
     4.1 and 4.2 are true and correct on and as of such day as though made on and as of such date,

               (ii) No event has occurred and is continuing, or would result from such Transaction which constitutes a Payout Event,

               (iii) On and as of such day, after giving effect to such Transaction, the outstanding Capital does not exceed the lesser of (x) the Purchase Limit, or (y) the Capital Limit,

               (iv) On and as of such day, the Seller and the Servicer each has performed all of the agreements contained in this Agreement to be performed by such person at or prior to such day, and

               (v) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Purchase, remittance of Collections or Incremental Purchase by the Purchaser in accordance with the provisions hereof; and

(c) on the date of such Transaction, the Deal Agent shall have received such other approvals, opinions or documents as the Deal Agent may reasonably require.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          SECTION 4.1  REPRESENTATIONS AND WARRANTIES OF THE SELLER.
                       --------------------------------------------

          The Seller represents and warrants as follows:

          (a)  Organization and Good Standing. The Seller is a corporation duly
               ------------------------------
organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own or lease its properties and conduct its business as such properties are presently owned or leased and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Purchase Agreement.

          (b)  Due Qualification. The Seller is duly qualified to do business
               -----------------
and is in good standing as a corporation, and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder.

          (c)  Due Authorization. The execution and delivery of this Agreement
               -----------------
and the Purchase Agreement and the consummation of the transactions provided for herein and therein have been duly authorized by the Seller by all necessary corporate action on the part of the Seller and do not contravene the Seller's certificate of incorporation or by-laws.

          (d)  No Conflict. The execution and delivery of this Agreement and the
               -----------
Purchase Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its property is bound.

          (e)  No Violation. The execution and delivery of this Agreement and
               ------------
the Purchase Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Seller.

          (f)  No Proceedings. There are no proceedings or investigations
               --------------
pending or, to the best knowledge of the Seller, threatened against the Seller, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Purchase Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Purchase Agreement or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or the Purchase Agreement.

          (g)  All Consents Required. All approvals, authorizations, consents,
               ---------------------
orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Seller of this Agreement and the Purchase Agreement, the performance by the Seller of the transactions contemplated by this Agreement and the Purchase Agreement, and the fulfillment of the terms hereof and thereof by the Seller, have been obtained.

          (h)  Bulk Sales. The execution, delivery and performance of this
               ----------
Agreement do not require compliance with any "bulk sales" law by Seller.

          (i)  Solvency. The transactions under this Agreement and/or the
               --------
Purchase Agreement do not and will not render the Seller not Solvent.

          (j)  Selection Procedures.  No procedures believed by the Seller to be
               --------------------
materially adverse to the interests of VFCC or the Purchasers were utilized by the Seller in identifying and/or selecting the Contracts in the Asset Pool. In addition, each Contract shall have been underwritten in accordance with and satisfy the standards of any Credit and Collection Policy which has been established by the Seller or the Originator and is then in effect. Such Credit and Collection Policy or procedure may be amended from time to time in the Seller's or the Originator's normal course of business provided that the Seller shall provide notification to the Purchaser of any material change in such credit and collection policy or procedure.

          (k)  Taxes. The Seller has filed or caused to be filed all Tax returns
               -----
which, to its knowledge, are required to be filed. The Seller has paid all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Seller), and no Tax lien has been filed and, to the Seller's knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

          (l)  Agreements Enforceable. This Agreement and the Purchase Agreement
               ----------------------
constitute the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (m)  Exchange Act Compliance. No proceeds of any Purchase or
               -----------------------
Incremental Purchase will be used by the Seller to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

          (n)  No Liens. Each Asset, together with the Contract related thereto,
               --------
shall, at all times, be owned by the Seller free and clear of any Adverse Claim except as provided herein, and upon each Purchase, remittance of Collections or Incremental Purchase, the relevant Purchaser shall acquire a valid and perfected first priority undivided ownership interest in each Asset then existing or thereafter arising and Collections with respect thereto, free and clear of any Adverse Claim except as provided hereunder. No effective financing statement or other instrument similar in effect covering any Asset or Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Deal Agent relating to this Agreement.

          (o)  Purchase Limit and Capital Limit. As of the close of business on
               --------------------------------
each Business Day prior to the Termination Date, the amount of Capital outstanding shall not exceed the lesser of (x) the Purchase Limit on such Business Day or (y) the Capital Limit on such Business Day.

          (p)  Reports Accurate. No Monthly Report (if prepared by the Seller,
               ----------------
or to the extent that information contained therein is supplied by the Seller), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Seller to the Deal Agent or a Purchaser in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Deal Agent or such Purchaser, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

          (q)  Location of Offices. The principal place of business and chief
               -------------------
executive are located at the address of the Seller referred to in Section 11.2 hereof (or at such other locations as to which the notice and other requirements specified in Section 5.2(m) shall have been satisfied).

          (r)  Lock-Boxes. The names and addresses of all the Lock-Box Banks,
               ----------
together, with the account numbers of the Lock-Box Accounts of the Seller at such Lock-Box Banks and the names, addresses and account numbers of all accounts to which Collections of the Assets outstanding before the initial Purchase hereunder have been sent, are specified in Schedule II (which shall be deemed to be amended in respect of terminating or adding any Lock-Box Account or Lock-Box Bank upon satisfaction of the notice and other requirements specified in respect thereof).

          (s)  Tradenames. Except as described in Schedule III, the Seller has
               ----------
no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

          (t)  Purchase Agreement. The Purchase Agreement is the only agreement
               ------------------
pursuant to which the Seller purchases Assets.

          (u)  Value Given. The Seller shall have given reasonably equivalent
               -----------
value to the Originator in consideration for the transfer to the Seller of the Assets under the Purchase Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by the Originator to the Seller, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code; no event or circumstance has occurred that would constitute a Payout Event pursuant to Section 7.1.

          (v) Special Purpose Entity. The Certificate of Incorporation of the Seller includes substantially the provisions set forth on Exhibit C hereto, and
                                                          ---------
the Originator has confirmed in writing to the Seller that, so long as the Seller is not "insolvent" within the meaning of the Bankruptcy Code, the Originator will not cause the Seller to file a voluntary petition under the Bankruptcy Code or any other bankruptcy or insolvency laws. Each of the Seller and the Originator is aware that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making the assets of the Seller available to satisfy claims of the creditors of the Originator would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.

          (w)  Accounting.  The Seller accounts for the transfers to it from the
               ----------
Originator of interests in Assets and Collections under the Purchase Agreement as sales of such Assets and transfers of Asset Interests as sales of such Asset Interests in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.

          (x)  Separate Entity. The Seller is operated as an entity with assets
               ---------------
and liabilities distinct from those of the Originator and any Affiliates thereof (other than the Seller), and the Seller hereby acknowledges that the Deal Agent and the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon the Seller's identity as a separate legal entity from the Originator and from each such other Affiliate of the Originator.

          (y)  Security Interest. The Seller has granted a security interest (as
               -----------------
defined in the UCC) to the Deal Agent, as agent for the Purchasers, in the Assets and Collections, which is enforceable in accordance with applicable law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Deal Agent as secured party and the Seller as debtor, the Deal Agent, as agent for the Purchasers, shall have a first priority perfected security interest in the Assets and Collections. All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Deal Agent as agent for the Purchasers, in the Assets and Collections have been (or prior to the applicable Purchase will be) made.

          (z)  Investments. The Seller does not own or hold directly or
               -----------
indirectly, any capital stock or equity security of, or any equity interest in, any Person.

          (aa) Business. Since its incorporation, the Seller has conducted no
               --------
business other than the purchase and receipt of Contracts and related assets from the Originator under the Purchase Agreement, the sale of Contracts under this Agreement and such other activities as are incidental to the foregoing.

          (bb) Investment Company Act. The Seller is not an "investment company"
               ----------------------
within the meaning of the Investment Company Act of 1940, as amended.

          (cc) Accuracy of Representations and Warranties. Each representation
               ------------------------------------------
or warranty by the Seller contained herein or in any certificate or other document furnished by the Seller pursuant hereto or in connection herewith is true and correct in all material respects.

The representations and warranties set forth in this section shall survive the transfer of the Assets to the Deal Agent as agent for the Purchasers. Upon discovery by the Seller, the Servicer, any Purchaser, the Liquidity Agent or the Deal Agent of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

          SECTION 4.2  REPRESENTATIONS AND WARRANTIES OF SELLER RELATING TO THE
                       --------------------------------------------------------
                       AGREEMENT AND THE CONTRACTS.
                       ---------------------------

          The Seller hereby represents and warrants to the Deal Agent, each Purchaser, the Liquidity Agent and each Investor that, as of the Closing Date and as of each Addition Date:

          (a)  Binding, Obligation, Valid Transfer and Security Interest.
               ---------------------------------------------------------

               (i) This Agreement and the Purchase Agreement each constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

               (ii) This Agreement constitutes either (A) a valid transfer to the Deal Agent as agent for the Purchasers of all right, title and interest of the Seller in, to and under the transferred Assets to the extent of the aggregate Asset Interests, and such transfer will be free and clear of any Lien of any Person claiming through or under the Seller or its Affiliates, except for Permitted Liens, or (B) a grant of a security interest in such property to the Deal Agent as agent for the Purchasers. Upon the filing of the financing statements described in Section 6.9(c) and, in the case of Additional Contracts on the applicable Addition Date, the Deal Agent as agent for the Purchasers shall have a first priority perfected security interest in such property, subject only to Permitted Liens. Neither the Seller nor any Person claiming through or under Seller shall have any claim to or interest in the Collection Account and, if this Agreement constitutes the grant of a security interest in such property, except for the interest of Seller in such property as a debtor for purposes of the UCC.

          (b)  Eligibility of Contracts.  As of the Closing Date, (i) Schedule I
               ------------------------
to this Agreement and the information contained in the Purchase Certificate delivered pursuant to Section 2.2(b) is an accurate and complete listing in all material respects of all the Existing Contracts in the Asset Pool as of the Closing Date and the information contained therein with respect to the identity of such Contracts and the amounts owing thereunder is true and correct in all material respects as of the related Cut Off Date, (ii) each such Contract is an Eligible Contract, (iii) each such Contract and the related Equipment is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Requirements of Law applicable to the Seller and (iv) with respect to each such Contract, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the transfer of an interest in such Contract and the related Equipment to the Deal Agent as agent for the Purchasers have been duly obtained, effected or given and are in full force and effect. On each Addition Date on which Additional Contracts are added by the Seller to the Asset Pool, the Seller shall be deemed to represent and warrant that (i) such Additional Contract referenced on the related Purchase Certificate delivered pursuant to Section 2.2(b) hereof is an Eligible Contract, (ii) each such Additional Contract and the related Equipment is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Requirements of Law applicable to Seller and/or the Originator, (iii) with respect to each such Additional Contract, all consents, licenses, approvals, authorizations, registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the addition of such Contract and the related Equipment to the Asset Pool have been duly obtained, effected or given and are in full force and effect and (iv) the representations and warranties set forth in Section 4.2(a) are true and correct with respect to each Contract transferred on such day as if made on such day.

          (c)  Notice of Breach. The representations and warranties set forth in
               ----------------
this Section 4.2 shall survive the transfer of an interest in the respective Contracts and related Equipment, or interests therein, to the Deal Agent as agent for the Purchasers. Upon discovery by the Seller, the Servicer, any Purchaser, the Deal Agent, the Liquidity Agent or any Investor of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

                                   ARTICLE V

                        GENERAL COVENANTS OF THE SELLER

          Section 5.1  General Covenants.
                       -----------------

          Until the date on which all Aggregate Unpaids have been indefeasibly paid in full, the Seller hereby covenants that:

          (a)  Compliance with Laws, Preservation of Corporate Existence.  The
               ---------------------------------------------------------
Seller will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges.

          SECTION 5.2  COVENANTS OF SELLER.
                       -------------------

          The Seller hereby covenants that:

          (a)  Contracts Not to be Evidenced by Instruments. The Seller will
               --------------------------------------------
take no action to cause any Contract which is not, as of the Closing Date or the related Addition Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Contract.

          (b)  Security Interests. The Seller will not sell, pledge, assign or
               ------------------
transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Contract in the Asset Pool or related Equipment, whether now existing or hereafter transferred hereunder, or any interest therein, and the Seller will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Seller will immediately notify the Deal Agent of the existence of any Lien on any Contract in the Asset Pool or related Equipment; and the Seller shall defend the right, title and interest of the Deal Agent as agent for the Purchasers in, to and under the Contracts in the Asset Pool and the related Equipment, against all claims of third parties; provided,
                                                                     --------
however, that nothing in this section 5.2(b) shall prevent or be deemed to
-------
prohibit the Seller from suffering to exist Permitted Liens upon any of the Contracts in the Asset Pool or any related Equipment.

          (c)  Delivery of Collections. The Seller agrees to pay to the Servicer
               -----------------------
promptly (but in no event later than three Business Days after receipt) all Collections received by Seller in respect of the Contracts in the Asset Pool.

          (d)  Compliance with the Law. Seller hereby agrees to comply in all
               -----------------------
material respects with all Requirements of Law applicable to Seller, the Contracts and the Equipment.

          (e)  Activities of Seller. The Seller shall not engage in any business
               --------------------
or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement or the Purchase Agreements.

          (f)  Indebtedness. The Seller shall not create, incur, assume or
               ------------
suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred under this Agreement, or (ii) liabilities incident to the maintenance of its corporate existence in good standing.

          (g)  Guarantees. The Seller shall not become or remain liable,
               ----------
directly or indirectly, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

          (h)  Investments. The Seller shall not make or suffer to exist any
               -----------
loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except for purchases of Contracts pursuant to the Purchase Agreements, or
(ii) for investments in Permitted Investments in accordance with the terms of this Agreement.

          (i)  Merger; Sales. The Seller shall not enter into any transaction of
               -------------
merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

          (j)  Distributions. The Seller shall not declare or pay, directly or
               -------------
indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Seller or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as no Payout Event has occurred and is continuing and no Payout Event would occur as a result thereof or after giving effect thereto and the Seller would continue to be Solvent as a result thereof and after giving effect thereto, the Seller may declare and pay cash or stock dividends on its capital stock.

          (k)  Agreements. The Seller shall not become a party to, or permit any
               ----------
of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement and the Purchase Agreements, or amend or modify the provisions of its Certificate of Incorporation or issue any power of attorney except to the Deal Agent or the Servicer.

          (l)  Separate Corporate Existence.  The Seller shall:
               ----------------------------

               (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Seller will not be diverted to any other Person or for other than corporate uses of the Seller.

               (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

               (iii) Ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Seller contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Seller and any of its Affiliates shall be only on an arm's length basis.

               (iv) Maintain a principal executive and administrative office through which its business is conducted separate from those of its Affiliates. To the extent that Seller and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

               (v) Conduct its affairs strictly in accordance with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders, and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

               (vi) Take or refrain from taking, as applicable, each of the activities specified in the "non-substantive consolidation" opinion of Goldstein and Manello, P.C. delivered on the Closing Date, upon which the conclusions expressed therein are based.

          (m)  Location of Seller, Records; Instruments. The Seller (x) shall
               ----------------------------------------
not move outside the State of Massachusetts, the location of its chief executive office, without 45 days' prior written notice to the Deal Agent and (y) shall not move, or consent to the Collateral Custodian or Servicer moving, the Contract Files from the possession of the Collateral Custodian thereof on the Closing Date, without 45 days' prior written notice to the Deal Agent and (z) will promptly take all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of the Deal Agent as agent for the Purchasers in all Assets in the Asset Pool. The Seller will give the Deal Agent prompt notice of a change within the State of Massachusetts of the location of its chief executive office.

          (n)  Accounting of Purchases. Other than for federal income tax
               -----------------------
purposes, the Seller will not account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as the sale, or absolute assignment, of Assets by the Seller to a Purchaser. The Seller will not account for or treat (whether in financial statements or otherwise) the transaction contemplated by the Purchase Agreement in any manner other than as the sale, or absolute assignment, of the Originator Assets by the Originator to the Seller, as the case may be.

          (o)  ERISA Matters. The Seller will not (a) engage or permit any ERISA
               -------------
Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (b) permit to exist any accumulated funding deficiency, as defined in
Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer

Plan; (c) fail to make any payments to a Multiemployer Plan that the Seller or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (d) terminate any Benefit Plan so as to result in any liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA.

          (p)  Nature of Business. The Seller will engage in no business other
               ------------------
than the purchase of Assets from the Originator, the sale of Asset Interests to a Purchaser and the other transactions permitted or contemplated by this Agreement.

          (q)  Originator Assets. With respect to each Asset acquired by the
               -----------------
Seller, the Seller will (i) acquire such Asset pursuant to and in accordance with the terms of the Purchase Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Seller's ownership of such Asset, including, without limitation, (A) filing and maintaining effective financing statements (Form UCC-1) against the Originator in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (iii) take all additional action that the Deal Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Assets and other Asset Interest related thereto.

          (r)  Transactions with Affiliates. The Seller will not enter into, or
               ----------------------------
be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement and the Purchase Agreement, and (ii) other transactions (including, without limitation, the lease of office space or computer equipment or software by the Seller to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Seller's business, (C) upon fair and reasonable terms that are no less favorable to the Seller than could be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Seller, and (D) not inconsistent with the factual assumptions set forth in the opinion letters issued by Goldstein and Manello, P.C. and delivered to the Deal Agent as a condition to the initial Purchase as such assumptions may be modified in any subsequent opinion letters delivered to the Deal Agent hereunder pursuant to Section 3.2(c) or otherwise. It is understood that any compensation arrangement for officers shall be permitted under clause (ii)(A) through (C) above if such arrangement has been expressly approved by the board of directors of the Seller.

          (s)  Debt; Investments. The Seller will not incur any Debt other than
               -----------------
Debt arising hereunder. The Seller will not make any Investments other than Permitted Investments.

          (t)  Change in the Purchase Agreement. The Seller will not amend,
               --------------------------------
modify, waive or terminate any terms or conditions of the Purchase Agreement.

          (u)  Amendment to Certificate of Incorporation. The Seller will not
               -----------------------------------------
amend, modify or otherwise make any change to its Certificate of Incorporation which would delete or otherwise nullify or circumvent the provisions set forth on Exhibit C hereto.
   ---------

          (v)  Credit and Collection Policy. The Seller shall not cause or
               ----------------------------
permit any changes to be made to the Credit and Collection Policy in any manner that would materially and adversely affect the collectibility of the Contracts sold hereunder without the prior written consent of the Deal Agent.

          SECTION 5.3  RELEASE OF LIEN ON EQUIPMENT.
                       ----------------------------

          At the same time as (i) any Contract in the Asset Pool expires by its terms and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account or (ii) any Contract becomes a Prepaid Contract and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account, the Deal Agent as agent for the Purchasers will, to the extent requested by the Servicer, release its interest in such Contract; provided, however, that such release will not constitute a
                  --------  -------
release of their respective interests in the Equipment or the proceeds of such Contract or Equipment. In connection with any sale of such Equipment on or after the occurrence of (i) or (ii) above, the Deal Agent as agent for the Purchasers will after the deposit by the Servicer of the proceeds of such sale into the Collection Account, at the sole expense of the Servicer, execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may reasonably request in order to effect the release and transfer of such Equipment; provided that the Deal Agent as agent for the Purchasers will make no representation or warranty, express or implied, with respect to any such Equipment in connection with such sale or transfer and assignment. Nothing in this section shall diminish the Servicer's obligations pursuant to Section 6.1(c) with respect to the proceeds of any such sale.

          SECTION 5.4  HEDGING OF CONTRACTS.
                       --------------------

          On or prior to the Purchase Date, the Seller shall have entered into the Hedging Agreement with the Hedge Counterparty. On each Purchase Date the Seller shall assign to the Deal Agent on behalf of VFCC all of the Seller's rights under the Hedging Agreements relating to the Contracts conveyed on such Purchase Date. Each Hedging Agreement shall (i) have a scheduled Termination Date that coincides with the last Scheduled Payment due to occur for the Contracts conveyed on such Purchase Date; (ii) provide for a notional amount from time to time equal to one hundred percent (100%) of the Capital (the "Hedged Level"), of the aggregate amount (discounted to the present value at the "Swap Rate" defined below) of all remaining Scheduled Payments on the Contracts on such Purchase Date (the "Hedged Amount"); (iii) provide that the Hedge Counterparty's payment obligations shall be calculated by reference to the Hedged Amount and a per annum rate determined by reference to USD-CP-H.15, as defined in the 1991 ISDA Definitions published by the International Swap Dealers Association, Inc. and as determined in accordance with the procedures in effect on the date of this Agreement (the "H.15"), for a period of 30 days, as determined on the immediately preceding Payment Date; (iv) provide that the Seller's payment obligations shall be calculated by reference to the Hedged Amount and a per annum fixed rate agreed to between the Seller and the Hedge Counterparty (the "Swap Rate"); (v) provide for net payments to be paid on each Payment Date and any early termination date thereunder (A) on behalf of the Seller, solely out of funds in the Collection Account and (B) by the Hedge Counterparty for deposit into the Collection Account, for distribution in accordance with the Agreement and (vi) provide for early termination at the option of the Required Investors upon the disposition of the related Contracts. In the event the H.15 is no longer available, then the rate described in clause (iii) above shall be determined by reference to such other publication or method of calculation as shall be reasonably agreed between the Seller and the Purchaser in order to effect an economically equivalent business deal between such parties. The Servicer will provide the Deal Agent with written notice confirming the amounts, if any, to be paid by or to the Hedge Counterparty on each Payment Date and any early termination date.

          SECTION 5.5  RETRANSFER OF INELIGIBLE CONTRACTS.
                       ----------------------------------

          In the event of a breach of any representation or warranty set forth in Section 4.2 with respect to a Contract in the Asset Pool (each such Contract, an "Ineligible Contract"), no later than the earlier of (i) knowledge by the Seller of such Contract becoming an Ineligible Contract and (ii) receipt by the Seller from the Deal Agent or Servicer of written notice thereof, the Seller shall repurchase each such Ineligible Contract and any related Equipment selected by the Servicer as to which such breach related, and the Deal Agent as agent for the Purchasers shall convey, without recourse, representation or warranty, all of its right, title and interest in such Ineligible Contract. In any of the foregoing instances, the Seller shall accept the retransfer of each such Ineligible Contract, and there shall be deducted from the ADCB the Discounted Contract Balance (calculated using the Blended Discount Rate as of the most recent Determination Date) of each such Ineligible Contract. On and after the date of retransfer the Ineligible Contract so retransferred shall not be included in the Asset Pool. In consideration of such retransfer the Seller shall, on the date of retransfer of such Ineligible Contract make a deposit to the Collection Account (for allocation pursuant to Section 2.7 or 2.8, as applicable in immediately available funds in an amount equal to the Discounted Contract Balance of such Ineligible Contract (calculated using the Blended Discount Rate as of the most recent Determination Date)). Upon each retransfer to the Seller of such Ineligible Contract, the Deal Agent, as agent for the Purchasers, shall automatically and without further action be deemed to transfer, assign and set-over to the Seller, without recourse, representation or warranty, all the right, title and interest of the Deal Agent, as agent for the Purchasers, in, to and under such Contract and all monies due or to become due with respect thereto, the related Equipment and all proceeds of such Contract and Recoveries and Insurance Proceeds relating thereto and all rights to security for any such Contract, and all proceeds and products of the foregoing. The Deal Agent, as agent for the Purchasers, shall, at the sole expense of the Servicer execute such documents and instruments of transfer as may be prepared by the Servicer on behalf of the Seller and take other such actions as shall reasonably be requested by the Seller to effect the transfer of such Ineligible Contract pursuant to this subsection.

          SECTION 5.6  RETRANSFER OF ASSETS.
                       --------------------

          In the event of a breach of any representation or warranty set forth in Section 4.2 hereof which breach could reasonably be expected to have a material adverse affect on the rights of the Purchasers, the Deal Agent, as agent of the Purchasers, (or on the ability of the

Seller to perform its obligations hereunder), by notice then given in writing to the Seller, the Servicer may direct the Seller to accept retransfer of all of the Contracts in the Asset Pool and the Seller shall be obligated to accept retransfer of such Contracts on a Payment Date specified by the Seller (such date, the "Retransfer Date"). The Seller shall deposit on the Retransfer Date an amount equal to the deposit amount provided below for such Contracts in the Collection Account for distribution to the Purchasers. The deposit amount for such retransfer will be equal to the sum of (i) the outstanding Capital at the end of the Business Day preceding the Payment Date on which the retransfer is scheduled to be made, plus (ii) an amount equal to all accrued and to accrue with respect to unpaid Program Fees, Commitment Fees and Yield in respect of such Capital at the applicable Blended Discount Rate through the latest maturing Fixed period less (iii) the amount, if any, available in the Collection Account on such Payment Date. On the Retransfer Date, provided that such amounts have been deposited in full into the Collection Account, the Contracts in the Asset Pool (or security interests therein) and all monies due or to become due with respect thereto, the related Equipment (or security interests therein) and all proceeds thereof, and all proceeds and products of the foregoing, shall be transferred to the Seller and the Deal Agent as agent for the Purchasers shall, at the sole expense of the Servicer, execute and deliver such instruments of transfer, in each case without recourse, representation or warranty, as shall be prepared and reasonably requested by the Servicer on behalf of the Seller to vest in the Seller, or its designee or assignee, all right, title and interest of the Deal Agent as agent for the Purchasers in, to and under the Contacts in the Asset Pool, all monies due or to become due with respect thereto, the related Equipment and all proceeds thereof and Insurance Proceeds relating thereto. If the Deal Agent gives a notice directing the Seller to accept a retransfer as provided above, the obligation of Seller to accept a retransfer of the Contracts in the Asset Pool pursuant to this Section 5.6 shall constitute the sole remedy respecting a breach of the representations and warranties contained in Section 4.2 available to the Purchasers and the Deal Agent on behalf of the Purchasers.

                                  ARTICLE VI

                   ADMINISTRATION AND SERVICING OF CONTRACTS

          Section 6.1  Appointment and Acceptance; Duties.
                       ----------------------------------

          (a)  Appointment of Initial Servicer and Collateral Custodian.
               --------------------------------------------------------
BankVest Capital Corp. is hereby appointed as Servicer pursuant to this Agreement. BankVest Capital Corp. accepts the appointment and agrees to act as the Servicer pursuant to this Agreement. Norwest is hereby appointed as Collateral Custodian pursuant to this Agreement. Norwest accepts the appointment and agrees to act as the Collateral Custodian pursuant to this Agreement.

          (b)  General Duties.  The Servicer will manage, service, administer,
               --------------
collect and enforce the Assets in the Asset Pool on behalf of the Purchasers (the "Servicing Duties") and will have full power and authority to do any and all things in connection with the performance of the Servicing Duties which it deems necessary or desirable and as shall not contravene the provisions of this Agreement. The Servicer will perform the Servicing Duties with reasonable care, using that degree of skill and attention that a prudent person engaging in such activities would exercise, but in any event shall not act with less care than the Servicer exercises with respect to all comparable contracts that it services for itself or others. The Servicing Duties will include, without limitation, collection and posting of all payments, responding to inquiries of Obligors regarding the Assets in the Asset Pool, investigating delinquencies and making Servicer Advances, remitting payments to the Deal Agent in a timely manner, furnishing monthly, quarterly and annual statements with respect to collections and payments in accordance with the provisions of this Agreement, and using its best efforts to maintain the perfected first priority security interest of the Deal Agent as agent for the Purchasers in the Assets. The Servicer will follow customary standards, policies, and procedures and will have full power and authority, acting alone, to do any and all things in connection with the performance of the Servicing Duties that it deems necessary or desirable. If the Servicer commences a legal proceeding to enforce a Defaulted Contract or commences or participates in a legal proceeding (including a bankruptcy proceeding) relating to or involving an Asset in the Asset Pool, the Deal Agent as agent for the Purchasers will be deemed to have automatically assigned the related Contract to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Purchasers, pursuant to this Section 6.1(b), to execute and deliver, on behalf of itself and the Deal Agent as agent for the Purchasers, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceedings. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, then the Deal Agent will, at the Servicer's expense and direction, take steps on behalf of the Deal Agent as agent for the Purchasers to enforce the Contract, including bringing suit in the name of the Deal Agent as agent for the Purchasers.

          (c) Disposition Upon Termination of Contract.  Upon the termination of
              ---------------------------------------
a Contract included in the Asset Pool as a result of a default by the Obligor thereunder the Servicer will use commercially reasonable efforts to dispose of any related Equipment. Without limiting the generality of the foregoing, the Servicer may dispose of any such Equipment by purchasing such Equipment or by selling such Equipment to any of its Affiliates for a purchase price equal to the fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Deal Agent setting forth the Contract, the Equipment, the sale price of the Equipment and certifying that such sale price is the fair market value of such Equipment.

          (d) Further Assurances.  The Deal Agent will, at the sole expense of
              ------------------
the Servicer, furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

          (e) Custodial Duties.  The Collateral Custodian shall take and retain
              ----------------
custody of the Contract Files in accordance with the terms and conditions of this Agreement, all for the benefit of the Purchasers and subject to the Lien thereon in favor of the Deal Agent as agent for the Purchasers. In so taking and retaining custody of the Contract Files, the Collateral Custodian shall be deemed to be acting as the agent of the Deal Agent as agent for the Purchasers, provided, however, that the Collateral
                                   --------  -------
Custodian makes no representations as to the existence, perfection or priority of any Lien on the Contract Files or the instruments therein, and provided,
                                                                  --------
further, that the Collateral Custodian's duties as agent shall be limited to
-------
those expressly contemplated herein. All Contract Files shall be kept in fireproof vaults or cabinets at the locations specified on Schedule V attached hereto, or at such other office as shall be specified to the Deal Agent by the Collateral Custodian in a written notice delivered at least 45 days prior to such change. All Contract Files shall be placed together in a separate file cabinet with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Contract Files shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian. The Collateral Custodian shall clearly indicate that such Contract Files are the sole property of the Seller and that the Seller has granted an interest therein to the Deal Agent on behalf of the Purchasers. In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar Contracts which it holds as Custodian.

          (f)   Concerning the Collateral Custodian. (i) The Collateral
                -----------------------------------
Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and which in good faith it reasonably believes to be genuine and which has been signed by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected by in acting upon (i) the written instructions of any designated officer of the Deal Agent or (ii) the verbal instructions of the Deal Agent.

          (ii) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (iii) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything which it may do or refrain from doing in connection herewith except in the case of its willful misconduct or negligent performance or omission.

          (iv) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Contracts, as will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Contracts. The Collateral Custodian shall not be obligated to take any legal action hereunder which might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

          (v) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.

          (vi) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.

          (vii) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Contracts.

          SECTION 6.2  COLLECTION OF PAYMENTS.
                       ----------------------

          (a)  Collection Efforts; Modification of Contracts.  The Servicer will
               ---------------------------------------------
make reasonable efforts to collect all payments called for under the terms and provisions of the Contracts in the Asset Pool as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable Contracts that it services for itself or others. The Servicer may not waive, modify or otherwise vary any provision of a Contract. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing any Contract in the Asset Pool.

          (b)  Prepaid Contract.  The Servicer may not permit a Contract in the
               ----------------
Asset Pool to become a Prepaid Contract (which shall not include a Contract that becomes a Prepaid Contract due to a Casualty Loss), unless (x) the Servicer
                                                    ------
provides an Additional Contract or (y) such prepayment will not result in the Collection Account receiving an amount (the "Prepayment Amount") less than the sum of (A) the Discounted Contract Balance on the date of such prepayment calculated using the Blended Discount Rate in effect on the date of such payment and (B) any outstanding Servicer Advances thereon. After a Payout Event has occurred, the Servicer may not permit a Contract in the Asset Pool to become a Prepaid Contract (which shall not include a Contract that becomes an Prepaid Contract due to a Casualty Loss), unless the Servicer collects an amount equal
                                  ------
to the sum of the Discounted Contract Balance plus accrued and unpaid interest and any outstanding Servicer Advances thereon plus any swap breakage costs associated with the prepayment.

          (c)  Acceleration.  The Servicer shall accelerate the maturity of all
               ------------
or any Scheduled Payments under any Contract in the Asset Pool under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period) promptly after such Contract becomes a Defaulted Contract.

          (d)  Taxes and other Amounts.  To the extent provided for in any
               -----------------------
Contract in the Asset Pool, the Servicer will use its best efforts to collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Contracts or the Equipment and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

          (e) Payments to Lock-Box Account.  On or before the Closing Date with
              ----------------------------
respect to the Existing Contracts and on or before the relevant Addition Date, with respect to Additional Contracts, the Servicer shall have instructed all Obligors to make all payments in respect of the Contracts in the Asset Pool to a Lock-Box or directly to a Lock-Box Account.

          (f) Establishment of the Collection Account.  The Servicer shall cause
              ---------------------------------------
to be established, on or before the Closing Date, and maintained in the name of the Deal Agent as agent for the Purchasers, with an office or branch of a depository institution or trust company organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank) a segregated corporate trust account (the "Collection Account"); provided, however, that at all times such depository
                            --------  -------
institution or trust company shall be a depository institution organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i)(A) which has either (1) a long-term unsecured debt rating of A- or better by S&P and A-3 or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of A-1 or better by S&P or P-1 or better by Moody's, (B) the parent corporation of which has either (1) a long-term unsecured debt rating of A- or better by S&P and A-3 or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of A-1 or better by S&P and P-1 or better by Moody's or (C) is otherwise acceptable to the Deal Agent and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation (any such depository institution or trust company, a "Qualified Institution").

          SECTION 6.3  SERVICER ADVANCES.
                       -----------------

          For each Monthly Period, if the Servicer determines that any Scheduled Payment (or portion thereof) which was due and payable pursuant to a Contract in the Asset Pool during such Monthly Period was not received prior to the end of such Monthly Period, the Servicer shall make an advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof); in addition, if on any day there are not sufficient funds on deposit in the Collection Account to pay accrued Yield of any Asset Interest the Fixed Period of which ends on such day, the Servicer shall make an advance in the amount necessary to pay such Yield (in either case, any such advance, a "Servicer Advance"). Notwithstanding the preceding sentence, (i) the Servicer shall be required to make a Servicer Advance with respect to any Contract if, and only if, the Servicer determines (such determination to be conclusive and binding) in good faith that such Servicer Advance will ultimately be recoverable from future collections on, or the liquidation of, the Asset Pool and payments under any Hedging Agreement, (ii) the Servicer's obligation to make a Servicer Advance for any Contract shall cease on the day such Contract becomes a Defaulted Contract or is charged-off pursuant to the Servicer's Credit and Collection Policies [and
(iii) any successor Servicer, including the Backup Servicer, will not be obligated to make any Servicer Advances]. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (Charlotte, North Carolina time) on the related Payment Date, in immediately available funds.

          SECTION 6.4  REALIZATION UPON DEFAULTED CONTRACT.
                       -----------------------------------

          The Servicer will use its best efforts to repossess or otherwise comparably convert the ownership of any Equipment relating to a Defaulted Contract and will act as sales and processing agent for Equipment which it repossesses. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of contracts and other actions by the Servicer in order to realize upon such Equipment, which practices and procedures may include reasonable efforts to enforce all obligations of Obligors and repossessing and selling such Equipment at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, the Servicer may sell any such Equipment to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Deal Agent setting forth the Contract, the Equipment, the sale price of the Equipment and certifying that such sale price is the fair market value of such Equipment. In any case in which any such Equipment has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Equipment unless it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Recoveries received in connection with the sale or disposition of Equipment relating to a Defaulted Contract.

          SECTION 6.5  MAINTENANCE OF INSURANCE POLICIES.
                       ---------------------------------

          The Servicer will use its best efforts to ensure that each Obligor maintains an Insurance Policy with respect to the related Equipment in an amount at least equal to the sum of the Discounted Contract Balance of the related Contract and shall ensure that each such Insurance Policy names the Deal Agent, as agent for the Purchasers, as loss payee and as an insured thereunder; provided that the Servicer, in accordance with its Credit and Collection Policy, may allow Obligors to self-insure. Additionally, the Servicer will require that each Obligor maintain property damage liability insurance during the term of each Contract in amounts and against risks customarily insured against by the Obligor on equipment owned by it. If an Obligor fails to maintain property damage insurance, the Servicer may purchase and maintain such insurance on behalf of, and at the expense of, the Obligor. In connection with its activities as Servicer, the Servicer agrees to present, on behalf of the Deal Agent as agent for the Purchasers, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Contract. The Servicer's Insurance Policies with respect to the related Equipment will insure against liability for personal injury and property damage relating to such Equipment, will name the Deal Agent as agent for the Purchasers as loss payee and as an insured thereunder and will contain a breach of warranty clause.

          SECTION 6.6  REPRESENTATIONS AND WARRANTIES OF SERVICER.
                       ------------------------------------------

          The Servicer represents and warrants to the Deal Agent as agent for the Purchasers and the Purchasers that, as of the Closing Date and on each Addition Date, insofar as any of the following affects the Servicer's ability to perform its obligations pursuant to this Agreement in any material respect:

          (a) Organization and Good Standing.  The Servicer is a corporation
              ------------------------------
duly organized, validly existing and in good standing under the laws of Massachusetts with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

          (b) Due Qualification.  The Servicer is qualified to do business as a
              -----------------
corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or lease of its property and or the conduct of its business (other than the performance of its obligations hereunder) requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not have an adverse effect on the interests of the Seller or of the Purchasers. The Servicer is qualified to do business as a corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all states in which the performance of its obligations pursuant to this Agreement requires such qualification, standing, license or approval.

          (c) Power and Authority.  The Servicer has the corporate power and
              -------------------
authority to execute and deliver this Agreement and to carry out its terms. The Servicer has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action. The execution, delivery and performance of this Agreement does not contravene the Servicer's Certificate of Incorporation or by-laws.

          (d) No Violation.  The consummation of the transactions contemplated
              ------------
by, and the fulfillment of the terms of, this Agreement by the Servicer (with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Servicer, or any term of any agreement, indenture, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to the Servicer or any of its properties.

          (e) No Consent.  No consent, approval, authorization, order,
              ----------
registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Servicer or any of its properties is required to be obtained by or with respect to the Servicer in order for the Servicer to enter into this Agreement or perform its obligations hereunder.

          (f) Binding Obligation.  This Agreement constitutes a legal, valid and
              ------------------
binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

          (g) No Proceeding.  There are no proceedings or investigations pending
              -------------
or threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Servicer) materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement.

          (h) Reports Accurate.  No Servicer Certificate, information, exhibit,
              ----------------
financial statement, document, book, record or report furnished or to be furnished by the Servicer to the Deal Agent or a Purchaser in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Deal Agent or such Purchaser, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

          SECTION 6.7  REPRESENTATIONS AND WARRANTIES OF BACKUP SERVICER AND
                       -----------------------------------------------------
                       COLLATERAL CUSTODIAN.
                       --------------------

          Each of the Backup Servicer and the Collateral Custodian represents and warrants to the Deal Agent as agent for the Purchasers and the Purchasers that, as of the Closing Date and on each Addition Date, insofar as any of the following affects the Backup Servicer's or the Custodian's, as the case may be, ability to perform its obligations pursuant to this Agreement in any material respect:

          (a) Organization and Good Standing.  Norwest is a national banking
              ------------------------------
association duly organized, validly existing and in good standing under the laws of the United States of America with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

          (b) Due Qualification.  Each of the Backup Servicer and the Collateral
              -----------------
Custodian is qualified to do business as a corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all states in which the performance of its obligations pursuant to this Agreement requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing, or be so licensed or approved would not have a material adverse effect on the interests of the Seller or the Purchasers.

          (c) Power and Authority.  Each of the Backup Servicer and the
              -------------------
Custodian has the corporate power and authority to execute and deliver this Agreement and to carry out its terms. Each of the Backup Servicer and the Custodian has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action.

          (d) No Violation.  The consummation of the transactions contemplated
              ------------
by, and the fulfillment of the terms of, this Agreement by the Backup Servicer or the Custodian

(with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Backup Servicer or the Custodian, or any term of any material agreement, indenture, mortgage, deed of trust or other instrument to which the Backup Servicer or the Custodian is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to Norwest or any of its properties.

          (e) No Consent.  No consent, approval, authorization, order,
              ----------
registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Backup Servicer or the Custodian or any of its respective properties is required to be obtained by or with respect to Norwest in order for the Backup Servicer or the Custodian to enter into this Agreement or perform its obligations hereunder.

          (f) Binding Obligation.  This Agreement constitutes a legal, valid and
              ------------------
binding obligation of Norwest, enforceable against the Backup Servicer and the Custodian in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

          (g) No Proceeding.  There are no proceedings or investigations pending
              -------------
or, to the best of its knowledge, threatened, against the Backup Servicer or the Custodian, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Backup Servicer or the Custodian, as the case may be) materially and adversely affect the performance by the Backup Servicer or the Custodian of its obligations under, or the validity or enforceability of, this Agreement.

          SECTION 6.8  COVENANTS OF SERVICER.
                       ---------------------

          The Servicer hereby covenants that:

          (a) Compliance with Law.  The Servicer will comply with all laws and
              -------------------
regulations of any Governmental Authority applicable to the Servicer or the Contracts in the Asset Pool and related Equipment and Contract Files or any part thereof.

          (b) Obligations with Respect to Contracts; Modifications.  The
              ----------------------------------------------------
Servicer will duly fulfill and comply with all obligations on the part of the Seller to be fulfilled or complied with under or in connection with each Contract in the Asset Pool and will do nothing to impair the rights of the Deal Agent as agent for the Purchasers or of the Purchasers in, to and under the Assets. The Servicer will perform such obligations under the Contracts in the Asset Pool and will not change or modify the Contracts.

          (c) No Bankruptcy Petition.  Prior to the date that is one year and
              ----------------------
one day after the payment in full of all amounts owing in respect of all outstanding commercial paper issued by VFCC, the Servicer will not institute against the Seller or VFCC, or join any other Person in instituting against the Seller or VFCC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 6.8(c) will survive the termination of this Agreement.

          SECTION 6.9  COVENANTS OF BACKUP SERVICER AND COLLATERAL CUSTODIAN.
                       -----------------------------------------------------

          Each of the Backup Servicer and the Custodian hereby covenants that:

          (a) Contract Files.  The Collateral Custodian will, at its own cost
              --------------
and expense, maintain all Contract Files in accordance with the terms of this Agreement. Without limiting the generality of the preceding sentence, the Collateral Custodian will not dispose of any documents constituting the Contract Files in any manner which is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Contract except as contemplated by this Agreement.

          (b) Compliance with Law.  Each of the Backup Servicer and the
              -------------------
Custodian will comply with all laws and regulations of any Governmental Authority applicable to the Backup Servicer and the Collateral Custodian or the Contracts in the Asset Pool and related Equipment and Contract Files or any part thereof.

          (c) Preservation of Security Interest.  Each of the Backup Servicer
              ---------------------------------
and the Custodian will execute and file such financing and continuation statements and any other documents reasonably requested by the Deal Agent to be filed or which may be required by any law or regulation of any Governmental Authority to preserve and protect fully the interest of the Deal Agent as agent for the Purchasers in, to and under the Assets.

          (d) No Bankruptcy Petition.  Prior to the date that is one year and
              ----------------------
one day after the payment in full of all amounts owing in respect of all outstanding commercial paper issued by VFCC, neither the Backup Servicer nor the Custodian will institute against the Seller or VFCC, or join any other Person in instituting against the Seller or VFCC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This
Section 6.9 (d) will survive the termination of this Agreement.

          (e) Location of Contract Files.  The Contract Files shall remain at
              --------------------------
all times in the possession of the Collateral Custodian at the address set forth herein unless notice of a different address is given in accordance with the terms hereof.

          SECTION 6.10  SERVICING COMPENSATION.
                        ----------------------

          As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive a servicing fee (the "Servicing Fee") in respect of each Monthly Period (or portion thereof) equal to one-twelfth of the product of (A) the Servicing Fee Rate and (B) the ADCB as on the most recent Determination Date, such Servicing Fee to be payable monthly in arrears on each Payment Date to the extent of funds available therefor pursuant to the provisions of Section 2.7 or 2.8, as applicable.

          SECTION 6.11  CUSTODIAL COMPENSATION.
                        ----------------------

          As compensation for its custodial activities hereunder and reimbursement for its expenses, the Collateral Custodian shall be entitled to receive a custodial fee (the "Custodial Fee") in respect of each Monthly Period (or portion thereof) equal to [$4 per [new] Contract File] [delivered during such Monthly Period].

          SECTION 6.12  PAYMENT OF CERTAIN EXPENSES BY SERVICER.
                        ---------------------------------------

          The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, Taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Seller, but excluding Liquidation Expenses incurred as a result of activities contemplated by Section 6.4. The Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Account and the Lock-Box Account. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

          SECTION 6.13  REPORTS.
                        -------

          (a) Monthly Report.  With respect to each Determination Date and the
              --------------
related Monthly Period, the Servicer will provide to the Deal Agent, on the related Reporting Date, a monthly statement (a "Monthly Report"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit E.
                                                                     ---------

          (b) Servicer's Certificate.  Together with each Monthly Report, the
              ----------------------
Servicer shall submit to the Purchaser a certificate (a "Servicer's Certificate"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit F.
               ---------

          (c) Financial Statements.  The Servicer will submit to the Purchaser
              --------------------
and the Backup Servicer, within 45 days of the end of each of its fiscal quarters, commencing November 15, 1997 unaudited financial statements (including an analysis of delinquencies and losses for each fiscal quarter) as of the end of each such fiscal quarter. The Servicer will submit to the Purchaser, within 90 days of the end of each of its fiscal years, commencing September 30, 1997 audited financial statements (including an analysis of delinquencies and losses for each fiscal year describing the causes thereof and sufficient to determine whether a Payout Event has occurred or is reasonably likely to occur and otherwise reasonably satisfactory to the Deal Agent) as of the end of each such fiscal year.

          SECTION 6.14 ANNUAL STATEMENT AS TO COMPLIANCE.
                       ---------------------------------

          The Servicer will provide to the Deal Agent and the Backup Servicer, on or prior to September 30 of each year, commencing September 30, 1998, an annual report signed by a Responsible Officer of the Servicer certifying that
(a) a review of the activities of the Servicer, and the Servicer's performance pursuant to this Agreement, for the period ending on the last day of the immediately preceding fiscal year has been made under such Person's supervision and (b) the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Default has occurred and is continuing (or if a Servicer Default has so occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such event, and, if a Servicer Default occurred during such year and no notice thereof has been given to the Deal Agent, specifying such Servicer Default and the steps taken to remedy such event).

          SECTION 6.15 ANNUAL INDEPENDENT PUBLIC ACCOUNTANT'S SERVICING REPORTS.
                       --------------------------------------------------------

          The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to the Deal Agent and the Backup Servicer, on or prior to September 30 of each year, commencing September 30, 1998, (i) a report relating to the previous fiscal year to the effect that (a) such firm has reviewed certain documents and records relating to the servicing of the Contracts in the Asset Pool, and (b) based on such examination, such firm is of the opinion that the Monthly Reports for such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report and (ii) a report covering the preceding fiscal year to the effect that such accountants have applied certain agreed-upon procedures to certain documents and records relating to the servicing of Contracts under this Agreement, compared the information contained in the Servicer's Certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Article VI of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement.

          SECTION 6.16 ADJUSTMENTS.
                       -----------

          If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Contract in the Asset Pool and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

          SECTION 6.17  MERGER OR CONSOLIDATION OF THE SERVICER.
                        ---------------------------------------

          The Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless the Servicer is the surviving entity and unless:

          (i) the Servicer has delivered to the Deal Agent and the Backup Servicer an Officer's Certificate and an Opinion of Counsel each stating that any consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 6.17 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to the Servicer and such other matters as the Deal Agent may request;

          (ii) the Servicer shall have delivered notice of such consolidation, merger, conveyance or transfer to the Deal Agent; and

          (iii) after giving effect thereto, no Payout Event or event which with notice or lapse of time would constitute a Payout Event shall have occurred.

          SECTION 6.18  LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.
                        --------------------------------------------------

          Except as provided herein, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Deal Agent, the Purchasers or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided,
                                                                     --------
however, that this provision shall not protect the Servicer or any such Person
-------
against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its willful misconduct hereunder.

          SECTION 6.19  INDEMNIFICATION OF THE SELLER, THE BACKUP SERVICER, THE
                        -------------------------------------------------------
                        COLLATERAL CUSTODIAN, THE DEAL AGENT AND THE PURCHASERS.
                        -------------------------------------------------------

          The Servicer shall indemnify and hold harmless the Seller, the Backup Servicer, the Collateral Custodian, the Deal Agent, the Liquidity Agent and each Purchaser (collectively, the "Indemnified Persons") from and against any loss, liability, expense, damage or injury suffered or sustained by any Indemnified Person by reason of any acts, omissions or alleged acts or omissions of the Servicer, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. Notwithstanding the foregoing, the Servicer shall not indemnify an Indemnified Person if such loss, liability, expense, damage or injury results or arises (i) as a result of fraud, gross negligence or breach of fiduciary duty by such Indemnified Person; and (ii) under any Tax law, including without limitation any federal, state or local income or franchise taxes or any other Tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Seller, the Backup Servicer, the Collateral Custodian, the Deal Agent, the Liquidity Agent or the Purchasers in connection herewith to any taxing authority. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

          Any indemnification pursuant to this Section shall not be payable from the Assets.

          The obligations of the Servicer under this Section 6.19 shall survive the resignation or removal of the Deal Agent, the Liquidity Agent, the Backup Servicer or the Collateral Custodian and the termination of this Agreement.

          SECTION 6.20  THE SERVICER NOT TO RESIGN.
                        --------------------------

          The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is or becomes impermissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Deal Agent and the Backup Servicer. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.25.

          SECTION 6.21  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
                        -----------------------------------------------
                        REGARDING THE CONTRACTS.
                        -----------------------

          The Collateral Custodian shall provide to the Deal Agent access to the Contract Files and all other documentation regarding the Contracts in the Asset Pool and the related Equipment in such cases where the Deal Agent is required in connection with the enforcement of the rights or interests of the Purchasers, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (i) upon reasonable prior request, (ii) during normal business hours and (iii) subject to the Servicer's and Collateral Custodian's normal security and confidentiality procedures. Prior to the Closing Date and periodically thereafter at the discretion of the Deal Agent, the Deal Agent may review the Servicer's collection and administration of the Contracts in order to assess compliance by the Servicer with the Servicer's written policies and procedures, as well as with this Agreement and may conduct an audit of the Contracts and Contract Files in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time.

          SECTION 6.22  BACKUP SERVICER.
                        ---------------

          The Backup Servicer shall perform the obligations from time to time applicable to it under this Agreement, which shall include, following the resignation or removal of the

Servicer hereunder, all of the obligations of the Servicer hereunder, except as otherwise specifically set forth herein.

          [The Backup Servicer hereby agrees to defend and indemnify the Purchasers, the Deal Agent and the Liquidity Agent against any and all claims, damages, losses, liabilities, costs and expenses whatsoever (including reasonable attorney's fees and disbursements) which any of the Purchasers, the Deal Agent or the Liquidity Agent may incur by reason of or in connection with any action taken by the Backup Servicer relative to any Asset (other than any such action taken solely and strictly in accordance with written instructions received by the Backup Servicer from the Deal Agent and not involving any negligence or willful misconduct on the part of the Backup Servicer), or any failure of the Backup Servicer to take an action relative to any Asset constituting negligence or willful misconduct on the part of the Servicer, including any action or failure to act which causes any Asset or the realization of Collections to fail to comply with the terms and conditions of such Asset or the provisions of any Requirement of Law applicable to the Seller, the Backup Servicer, the Deal Agent, the Liquidity Agent or any Purchaser. None of the Deal Agent, the Liquidity Agent or any Purchaser shall have any obligation to take any action or commence any proceedings to realize upon any Defaulted Contract or to enforce any of its rights or remedies with respect thereto or with respect to the Seller as a condition to the right of any of the Deal Agent, the Liquidity Agent or any Purchaser to obtain indemnification from the Backup Servicer under this subsection.]

          As compensation for its back-up servicing obligations hereunder, the Backup Servicer shall be entitled to receive a back-up servicing fee in respect of each Monthly Period (or portion thereof) until the first to occur of the date on which the Backup Servicer becomes a Successor Servicer, resigns or is removed as Backup Servicer or termination of this Agreement (the "Backup Servicing Fee"), payable monthly in arrears on the related Payment Date, in an amount equal to one-twelfth of the product of (i) the Backup Servicer Fee Rate and (ii) the ADCB on the first day of the preceding Monthly Period.

          Subject to the terms of the Backup Servicing Agreement, the Backup Servicer may resign at any time by not less than 180 days notice to the Deal Agent, the Liquidity Agent, the Servicer, the Seller and the Originator. In addition, the Backup Servicer may be removed without cause by the Deal Agent by notice then given in writing to the Servicer, the Seller and the Backup Servicer. In the event of any such resignation or removal, the Backup Servicer may be replaced by (i) the Servicer, acting with the consent of the Deal Agent or (ii) if no such replacement is appointed within 30 days following such removal or resignation, by the Deal Agent. [However, the Backup Servicer shall not be relieved of its back-up servicing obligations until such replacement is consummated.]

          SECTION 6.23  IDENTIFICATION OF RECORDS.
                        -------------------------

          The Servicer shall clearly and unambiguously identify each Contract in the Asset Pool and the related Equipment in its computer or other records to reflect that such

Contracts and Equipment have been transferred to and are owned by the Seller and that an interest therein has been transferred by the Seller pursuant to this Agreement.

          SECTION 6.24  SERVICER DEFAULTS.
                        -----------------

          If any one of the following events (a "Servicer Default") shall occur and be continuing:

          (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Deal Agent as required by this Agreement, or to deliver any required Monthly Report or other Required Reports hereunder on or before the date occurring three Business Days after the date such payment, transfer, deposit, instruction or notice or report is required to be made or given, as the case may be, under the terms of this Agreement;

          (b) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement which has a material adverse effect on the Purchasers, which continues unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Deal Agent and
(ii) the date on which the Servicer becomes aware thereof;

          (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Purchasers and which continues to be unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer by the Deal Agent and (ii) the date on which the Servicer becomes aware thereof;

          (d)  an Insolvency Event shall occur with respect to the Servicer;

          (e) an Insolvency Event shall occur with respect to the Subservicer and the Seller fails to replace the Subservicer with the Backup Servicer or other acceptable party within 30 days;

          (f) any material delegation of the Servicer's or Subservicer's duties which is not permitted by Section 7.1;

          (g) any financial or Asset information reasonably requested by the Deal Agent or the Purchaser as provided herein is not reasonably provided as requested;

          (h) the rendering against the Servicer of a final judgment, decree or order for the payment of money in excess of U.S. $1,000,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 61 consecutive days without a stay of execution;

          (i) the failure of the Servicer to make any payment due with respect to aggregate recourse debt or other obligations with an aggregate principal amount exceeding U.S. $1,000,000 or the occurrence of any event or condition which would permit acceleration of such recourse debt or other obligations if such event or condition has not been waived;

          (j) any change in the management of the Servicer relating to the positions of President, CEO, Chairman of the Board and Executive Vice President; or

          (k) any change in the control of the Servicer which takes the form of either a merger or consolidation in which the Servicer is not the surviving entity, then, so long as such Servicer Default shall not have been remedied, the Deal Agent, by written notice to the Servicer (a "Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement.

          SECTION 6.25  APPOINTMENT OF SUCCESSOR SERVICER.
                        ---------------------------------

          (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 6.24, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Deal Agent in writing or, if no such date is specified in such Termination Notice or otherwise specified by the Deal Agent, until a date mutually agreed upon by the Servicer and the Deal Agent.
The Deal Agent may at the time described in the immediately preceding sentence in its sole discretion, appoint the Backup Servicer as the Servicer hereunder, and the Backup Servicer shall on such date assume all obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer; provided, however,
                                                              --------  -------
that the Successor Servicer shall not (i) be responsible or liable for any past actions or omissions of the outgoing Servicer or (ii) be obligated to make Servicer Advances. In the event that the Deal Agent does not so appoint the Backup Servicer, there is no Backup Servicer or the Backup Servicer is unwilling or unable to assume such obligations on such date, the Deal Agent shall as promptly as possible appoint a successor servicer (the Backup Servicer or any such other successor, the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Deal Agent. If the Deal Agent within 60 days of receipt of a Termination Notice is unable to obtain any bids from eligible servicers and the Servicer delivers an Officer's Certificate to the effect that it cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, then the Deal Agent shall offer the Seller the right to accept retransfer of all the Assets and the Seller may accept re-transfer of all the Assets, provided, however, that if the
                                                 --------  -------
long-term unsecured debt obligations of the Seller are not rated at the time of such purchase at least investment grade by each rating agency providing a rating in respect of such long-term unsecured debt obligations, no such re-transfer shall occur unless the Seller shall deliver an Opinion of Counsel reasonably acceptable to the Deal Agent that such re-transfer would not constitute a fraudulent conveyance of the Seller. The amount to be paid and deposited in respect of such re-transfer shall be equal to the sum of the Capital outstanding plus all Yield that has accrued thereon and that will accrue thereon. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Deal Agent shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than U.S. $50,000,000 and whose regular business includes the servicing of Contracts as the Successor Servicer hereunder.

          (b) Upon its appointment, the Backup Servicer or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable.

          (c) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Contracts in the Asset Pool.

          SECTION 6.26  NOTIFICATION.
                        ------------

          Upon the Servicer becoming aware of the occurrence of any Servicer Default, the Servicer shall immediately give written notice thereof to the Deal Agent and the Backup Servicer.

          SECTION 6.27  PROTECTION OF RIGHT, TITLE AND INTEREST TO ASSETS.
                        -------------------------------------------------

          (a) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Deal Agent as agent for the Purchaser and of the Purchasers to the Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Deal Agent as agent for the Purchasers hereunder to all property comprising the Assets. The Servicer shall deliver to the Deal Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 6.27(a).

          (b) The Servicer will give the Deal Agent at least 45 days prior written notice of any relocation of any office from which it services Contracts in the Asset Pool or keeps the Contract Files or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC or any other applicable law governing the perfection of interests in property would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the security interest of the Deal Agent as agent for the Purchasers in the Contracts in the Asset Pool and the proceeds thereof. The Servicer will at all times maintain each office from which it services Contracts in the Asset Pool within the United States of America.

          SECTION 6.28  SUBSERVICERS.
                        ------------

          The Servicer shall have the right to subcontract pursuant to a written agreement with the Subservicer and such other Persons as the Deal Agent and the Purchasers may approve in writing for the performance of the duties and obligations of the Servicer hereunder. The Deal Agent shall be notified of all subcontracts with subservicers and provided a copy thereof. Notwithstanding the performance of any of its obligations hereunder by any subservicer, the Servicer shall remain obligated and liable to the Deal Agent and the Purchasers for the servicing of the Contracts in accordance with the provisions of this Agreement, without any diminution of such obligation or liability by virtue of such performance by any subservicer. The fees and expenses of any such subservicer shall be as agreed between the Servicer and such subservicer from time to time and neither the Issuer, the Deal Agent nor any Purchaser shall have any responsibility therefor. Servicer covenants and agrees that in the event the Deal Agent and the Purchasers shall notify the Servicer that they have reason to believe that a subservicer would be unable to perform its obligations under the applicable subservicing agreement, it shall terminate all of the rights and obligations of such subservicer under such subservicing agreement and appoint another subservicer satisfactory to the Deal Agent and the Purchasers.

                                  ARTICLE VII

                                 PAYOUT EVENTS

          SECTION 7.1  PAYOUT EVENTS.
                       -------------

          If any of the following events ("Payout Events") shall occur:

          (a) as of any Reporting Date, the Delinquency Ratio for the preceding Determination Date exceeds 4.5%;

          (b) as of any Reporting Date, the Default Ratio for the preceding Determination Date exceeds 3.0%;

          (c) the Reinvestment Termination Date shall have occurred;

          (d) the level of Capital exceeds the Capital Limit and the Seller does not, within one Business Day, contribute Eligible Contracts and/or cash collateral sufficient to cause the Capital to comply with the Capital Limit;

          (e) the Seller is not in compliance with the Portfolio Concentration Criteria;

          (f)  a Servicer Default occurs and is continuing;

          (g) (i) failure on the part of the Seller to make any payment or deposit required by the terms of this Agreement on the day such payment or deposit is required to be made or

               (ii) failure on the part of the Seller to observe or perform any of its covenants or agreements set forth in this Agreement, which failure has a material adverse effect on the interests of the Deal Agent, any Purchaser, the Liquidity Agent or any Investor and which continues unremedied for a period of 30 days or more after written notice to Seller; provided, that only a five day cure period shall apply in the case of a
     --------
     failure by the Seller to observe its covenants not to grant a security interest or otherwise intentionally create a Lien on the Contracts;

          (h) any representation or warranty made by the Seller in this Agreement or any information required to be given by the Seller to the Deal Agent to identify Contracts pursuant to this Agreement, shall prove to have been incorrect in any material respect when made or delivered and which continues to be incorrect in any material respect for a period of 30 days after written notice or actual knowledge thereof;

          (i) the occurrence of an Insolvency Event relating to the Originator, the Seller or the Servicer;

          (j) the occurrence of an Insolvency Event relating to the Subservicer and the Subservicer is not replaced within 30 days;

          (k) the passage of 60 days following receipt by the Purchaser of a written notification of the Seller's intent to terminate the revolving period;

          (l) the Seller shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "40 Act") or the arrangements contemplated by this Agreement shall require registration as an "investment company" within the meaning of the 40 Act;

          (m) a regulatory, tax or accounting body has ordered that the activities of the Seller or any Affiliate of the Seller, contemplated hereby be terminated or, as a result of any other event or circumstance, the activities of the Seller contemplated hereby may reasonably be expected to cause the Seller or any of its respective Affiliates to suffer materially adverse regulatory, accounting or tax consequences; or

          (n) on any day, less than 100% of the Capital is subject to Hedging Agreements.

then, and in any such event, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such occurrence, the Deal Agent and the Purchasers shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative.

                                  ARTICLE VIII

                                INDEMNIFICATION

          SECTION 8.1  INDEMNITIES BY THE SELLER.
                       -------------------------

          Without limiting any other rights which the Deal Agent, the Backup Servicer, the Collateral Custodian, the Purchasers or any of their respective Affiliates may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Deal Agent, the Liquidity Agent, the Purchasers, and each of their respective Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the ownership of the Asset Interest or in respect of any Asset or any Contract, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Deal Agent, the Backup Servicer, the Collateral Custodian, the Liquidity Agent, such Purchaser or such Affiliate and (ii) recourse (except with respect to payment and performance of obligations provided for in this Agreement) for Defaulted Contracts. Without limiting the foregoing, the Seller shall indemnify the Deal Agent, the Backup Servicer, the Collateral Custodian, the Liquidity Agent, the Purchasers and each of their respective Affiliates for Indemnified Amounts relating to or resulting from:

          (i) any Purchased Asset treated as or represented by the Seller to be an Eligible Contract which is not at the applicable time an Eligible Contract;

          (ii) reliance on any representation or warranty made or deemed made by the Seller, the Servicer (if the Originator or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

          (iii) the failure by the Seller or the Servicer (if the Originator or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Asset, the related Contract, or the nonconformity of any Asset, the related Contract with any such applicable law, rule or regulation;

          (iv) the failure to vest and maintain vested in the relevant Purchaser or to transfer to such Purchaser, an undivided ownership interest in the Assets, together with all

Collections, free and clear of any Adverse Claim whether existing at the time of any Purchase or at any time thereafter;

          (v) the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, an amount of Capital outstanding which is less than or equal to the lesser of (x) the Purchase Limit on such Business Day, or (y) the Capital Limit on such Business Day;

          (vi) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Assets which are, or are purported to be, Pool Assets, whether at the time of any Purchase or at any subsequent time;

          (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Asset which is, or is purported to be, a Purchased Asset (including, without limitation, a defense based on such Asset or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Asset or the furnishing or failure to furnish such merchandise or services;

          (viii) any failure of the Seller or the Servicer (if the Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Originator, the Seller or any Affiliate thereof to perform its respective duties under the Contracts;

          (ix) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Asset or Contract;

          (x) the failure by Seller to pay when due any Taxes, including without limitation, sales, excise or personal property taxes payable in connection with the Pool Assets;

          (xi) any repayment by the Deal Agent, the Liquidity Agent or a Purchaser of any amount previously distributed in reduction of Capital or payment of Yield or any other amount due hereunder, in each case which amount the Deal Agent, the Liquidity Agent or a Purchaser believes in good faith is required to be repaid;

          (xii) the commingling of Collections of Pool Assets at any time with other funds;

          (xiii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Purchases or reinvestments or the ownership of the Asset Interest or in respect of any Asset or Contract;

          (xiv) any failure by the Seller to give reasonably equivalent value to the Originator in consideration for the transfer by the Originator to the Seller of any Assets or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

          (xv) the failure of the Seller, the Originator or any of their respective agents or representatives to remit to the Servicer or the Deal Agent, Collections of Pool Assets remitted to the Seller or any such agent or representative.

Any amounts subject to the indemnification provisions of this Section 8.1 shall be paid by the Seller to the Deal Agent within two Business Days following the Deal Agent's demand therefor.

                                  ARTICLE IX

                    THE DEAL AGENT AND THE LIQUIDITY AGENT

          SECTION 9.1  AUTHORIZATION AND ACTION.
                       ------------------------

          (a) Each Purchaser hereby designates and appoints the Deal Agent as Deal Agent hereunder, and authorizes the Deal Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Deal Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Deal Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Deal Agent shall be read into this Agreement or otherwise exist for the Deal Agent. In performing its functions and duties hereunder, the Deal Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or any of its successors or assigns. The Deal Agent shall not be required to take any action which exposes the Deal Agent to personal liability or which is contrary to this Agreement or applicable law. The appointment and authority of the Deal Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids or under any fee letter delivered by the Originator to the Deal Agent and the Purchasers.

          (b) Each Investor hereby designates and appoints FUNB as Liquidity Agent hereunder, and authorizes the Liquidity Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Liquidity Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Liquidity Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Liquidity Agent shall be read into this Agreement or otherwise exist for the Liquidity Agent. In performing its functions and duties hereunder, the Liquidity Agent shall act solely as agent for the Investors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or any of its successors or assigns. The Liquidity Agent shall not be required to take any action which exposes the Liquidity Agent to personal liability or which is contrary to this Agreement or applicable law. The appointment and authority of the Liquidity Agent hereunder shall terminate at the indefeasible payment in full of all Capital, Yield and any amount at any time due hereunder or under any fee letter delivered by the Originator to the Deal Agent and the Purchasers.

          SECTION 9.2  DELEGATION OF DUTIES.
                       --------------------

          (a) The Deal Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Deal Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          (b) The Liquidity Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Liquidity Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          SECTION 9.3  EXCULPATORY PROVISIONS.
                       ----------------------

          (a) Neither the Deal Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the Deal Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Seller contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Seller to perform its obligations hereunder, or for the satisfaction of any condition specified in
Article III. The Deal Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Seller. The Deal Agent shall not be deemed to have knowledge of any Payout Event unless the Deal Agent has received notice from the Seller or a Purchaser.

          (b) Neither the Liquidity Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the Liquidity Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to the Deal Agent or any of the Purchasers for any recitals, statements, representations or warranties made by the Seller contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Seller to perform its obligations hereunder, or for the satisfaction of any condition specified in
Article III. The Liquidity Agent shall not be under any obligation to the Deal Agent or any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Seller. The Liquidity Agent shall not be deemed to have knowledge of any Payout Event unless the Liquidity Agent has received notice from the Seller, the Deal Agent or a Purchaser.

          SECTION 9.4  RELIANCE.
                       --------

          (a) The Deal Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller), independent accountants and other experts selected by the Deal Agent. The Deal Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of VFCC or the Required Investors or all of the Purchasers, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until the Deal Agent shall have received such advice, the Deal Agent may take or refrain from taking any action, as the Deal Agent shall deem advisable and in the best interests of the Purchasers. The Deal Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of VFCC or the Required Investors or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

          (b) The Liquidity Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller), independent accountants and other experts selected by the Liquidity Agent. The Liquidity Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of Required Investors as it deems appropriate or it shall first be indemnified to its satisfaction by the Investors, provided that unless and until the Liquidity Agent shall have
           --------
received such advice, the Liquidity Agent may take or refrain from taking any action, as the Liquidity Agent shall deem advisable and in the best interests of the Investors. The Liquidity Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Investors and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Investors.

          SECTION 9.5  NON-RELIANCE ON DEAL AGENT, LIQUIDITY AGENT AND OTHER
                       -----------------------------------------------------
                       PURCHASERS.
                       ----------

          Each Purchaser expressly acknowledges that neither the Deal Agent, the Liquidity Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Deal Agent hereafter taken, including, without limitation, any review of the affairs of the Seller, shall be deemed to constitute any representation or warranty by the Deal Agent or the Liquidity Agent. Each Purchaser represents and warrants to the Deal Agent and to the Liquidity Agent that it has and will, independently and without reliance upon the Deal Agent, the Liquidity Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller and made its own decision to enter into this Agreement.

          SECTION 9.6  REIMBURSEMENT AND INDEMNIFICATION.
                       ---------------------------------

          The Investors agree to reimburse and indemnify VFCC, the Deal Agent, the Liquidity Agent and each of their respective officers, directors, employees, representatives and agents ratably according to their pro rata shares, to the extent not paid or reimbursed by the Seller (i) for any amounts for which VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, acting in its capacity as Deal Agent, is entitled to reimbursement by the Seller hereunder and (ii) for any other expenses incurred by VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, in its capacity as Deal Agent and acting on behalf of the Purchasers, in connection with the administration and enforcement of this Agreement.

          SECTION 9.7  DEAL AGENT AND LIQUIDITY AGENT IN THEIR INDIVIDUAL
                       --------------------------------------------------
                       CAPACITIES.
                       ----------

          The Deal Agent, the Liquidity Agent and each of their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Seller or any Affiliate of the Seller as though the Deal Agent or the Liquidity Agent, as the case may be, were not the Deal Agent or the Liquidity Agent, as the case may be, hereunder. With respect to the acquisition of Asset Interests pursuant to this Agreement, the Deal Agent, the Liquidity Agent and each of their respective Affiliates shall have the same rights and powers under this Agreement as any Purchaser and may exercise the same as though it were not the Deal Agent or the Liquidity Agent, as the case may be, and the terms "Investor," "Purchaser," "Investors" and "Purchasers" shall include the Deal Agent or the Liquidity Agent, as the case may be, in its individual capacity.

          SECTION 9.8  SUCCESSOR DEAL AGENT OR LIQUIDITY AGENT.
                       ---------------------------------------

          (a) The Deal Agent may, upon 5 days' notice to the Seller and the Purchasers, and the Deal Agent will, upon the direction of all of the Purchasers (other than the Deal Agent, in its individual capacity) resign as Deal Agent.
If the Deal Agent shall resign,
then the Required Investors during such 5-day period shall appoint from among the Purchasers a successor agent. If for any reason no successor Deal Agent is appointed by the Required Investors during such 5-day period, then effective upon the expiration of such five-day period, the Purchasers shall perform all of the duties of the Deal Agent hereunder and the Seller shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered by the Originator to the Deal Agent and the Purchasers directly to the applicable Purchaser and for all purposes shall deal directly with the Purchasers. After any retiring Deal Agent's resignation hereunder as Deal Agent, the provisions of this Article IX and Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Deal Agent under this Agreement.

          (b) The Liquidity Agent may, upon 5 days' notice to the Seller, the Deal Agent and the Investors, and the Liquidity Agent will, upon the direction of all of the Investors (other than the Liquidity Agent, in its individual capacity) resign as Liquidity Agent. If the Liquidity Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Investors a successor Liquidity Agent. If for any reason no successor Liquidity Agent is appointed by the Required Investors during such 5-day period, then effective upon the expiration of such five-day period, the Investors shall perform all of the duties of the Liquidity Agent hereunder and all payments in respect of the Capital, Yield and any amount due at any time hereunder or under any fee letter delivered by the Originator to the Deal Agent and the Purchasers directly to the applicable Investor and for all purposes shall deal directly with the Investors. After any retiring Liquidity Agent's resignation hereunder as Liquidity Agent, the provisions of this Article IX and Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Liquidity Agent under this Agreement.

                                   ARTICLE X

                          ASSIGNMENTS; PARTICIPATIONS

          SECTION 10.1  ASSIGNMENTS AND PARTICIPATIONS.
                        ------------------------------

          (a) Each Investor may upon at least 30 days notice to VFCC, the Deal Agent, the Liquidity Agent and S&P and Moody's, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; provided, however, that (i) each such assignment shall be of a
           --------  -------
constant, and not a varying percentage of all of the assigning Investor's rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Investor being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (A) $15,000,000 or an integral multiple of $1,000,000 in excess of that amount and (B) the full amount of the assigning Investor's Commitment, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Deal Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500 or such lesser amount as shall be approved by the Deal Agent and

(v) the parties to each such assignment shall have agreed to reimburse the Deal Agent, the Liquidity Agent and VFCC for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent and VFCC) incurred by the Deal Agent, the Liquidity Agent and VFCC, respectively, in connection with such assignment, and provided further that upon the effective date of such assignment
                -------- -------
the provisions of Section 3.03(f) of the Administration Agreement shall be satisfied. Upon such execution, delivery and acceptance by the Deal Agent and the Liquidity Agent and the recording by the Deal Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the Deal Agent and the Liquidity Agent, unless a later date is specified therein, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of an Investor hereunder and (ii) the Investor assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Investor's rights and obligations under this Agreement, such Investor shall cease to be a party hereto).

          (b) By executing and delivering an Assignment and Acceptance, the Investor assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Investor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Investor makes no representation or warranty and assumes no responsibility with respect to the financial condition of VFCC or the performance or observance by VFCC of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Deal Agent or the Liquidity Agent, such assigning Investor or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assigning Investor and such assignee confirm that such assignee is an Eligible Assignee; (vi) such assignee appoints and authorizes each of the Deal Agent and the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as an Investor.

          (c) The Deal Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Investors and the Commitment of, and the Capital of, each Asset interest owned by each investor from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and VFCC, the Seller and the Investors may treat each Person whose name is recorded in the Register as an Investor hereunder for all purposes of this Agreement. The Register shall be available for inspection by VFCC, the Liquidity Agent or any Investor at any reasonable time and from time to time upon reasonable prior notice.

          (d) Subject to the provisions of Section 10.1(a), upon its receipt of an Assignment and Acceptance executed by an assigning Investor and an assignee, the Deal Agent and the Liquidity Agent shall each, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D
                                                                  ---------
hereto, accept such Assignment and Acceptance, and the Deal Agent shall then (i) record the information contained therein in the Register and (ii) give prompt notice thereof to VFCC.

          (e) Each Investor may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and each Asset Interest owned by it); provided, however, that (i)
                                                 --------  -------
such Investor's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Investor shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Deal Agent and the other Investors shall continue to deal solely and directly with such Investor in connection with such Investor's rights and obligations under this Agreement, and provided further
                                                            -------- -------
that the Deal Agent shall have confirmed that upon the effective date of such participation the provisions of Section 3.03(f) of the Administration Agreement shall be satisfied. Notwithstanding anything herein to the contrary, each participant shall have the rights of an Investor (including any right to receive payment) under Sections 2.12 and 2.13; provided, however, that no participant
                                       --------  -------
shall be entitled to receive payment under either such Section in excess of the amount that would have been payable under such Section by the Seller to the Investor granting its participation had such participation not been granted, and no Investor granting a participation shall be entitled to receive payment under either such Section in an amount which exceeds the sum of (i) the amount to which such Investor is entitled under such Section with respect to the any portion of any Asset Interest owned by such Investor which is not subject to any participation plus (ii) the aggregate amount to which its participants are
              ----
entitled under such Sections with respect to the amounts of their respective participations. With respect to any participation described in this Section 10.1, the participant's rights as set forth in the agreement between such participant and the applicable Investor to agree to or to restrict such Investor's ability to agree to any modification, waiver or release of any of the terms of this Agreement or to exercise or refrain from exercising any powers or rights which such Investor may have under or in respect of this Agreement shall be limited to the right to consent to any of the matters set forth in Section
11.1 of this Agreement.

          (f) Each Investor may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.1, disclose to the assignee or participant or proposed assignee or participant any information relating to the Seller or VFCC furnished to such Investor by or on behalf of the Seller or VFCC.

          (g) In the event (i) an Investor ceases to qualify as an Eligible Assignee, or (ii) an Investor makes demand for compensation pursuant to Section
2.12 or Section 2.13, VFCC may, and, upon the direction of the Seller and prior to the occurrence of an Event of Termination, shall, in any such case, notwithstanding any provision to the contrary herein, replace such Investor with an Eligible Assignee by giving three Business Days' prior written notice to such Investor. In the event of the replacement of an Investor, such Investor agrees
(i) to assign all of its rights and obligations hereunder to an Eligible Assignee selected by VFCC upon payment to such Investor of the amount of such Investors Asset Interests together with any accrued and unpaid Yield thereon, all accrued and unpaid commitment fees owing to such Investor and all other amounts owing to such Investor hereunder and (ii) to execute and deliver an Assignment and Acceptance and such other documents evidencing such assignment as shall be necessary or reasonably requested by VFCC or the Deal Agent. In the event that any Investor ceases to qualify as an Eligible Assignee, such affected Investor agrees (1) to give the Deal Agent, the Seller and VFCC prompt written notice thereof and (2) subject to the following proviso, to reimburse the Deal Agent, the Liquidity Agent, the Seller, VFCC and the relevant assignee for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent, the Seller and VFCC and such assignee) incurred by the Deal Agent, the Liquidity Agent, the Seller, VFCC and such assignee, respectively, in connection with any assignment made pursuant to this Section 10.1(g) by such affected Investor; provided, however, that such affected Investor's liability for such
          --------  -------
costs, fees and expenses shall be limited to the amount of any up-front fees paid to such affected Investor at the time that it became a party to this Agreement.

          (h) Nothing herein shall prohibit any Investor from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank in accordance with applicable law and any such pledge or collateral assignment may be made without compliance with Section 10.1(a) or Section 10.1(b).

                                   ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.1  AMENDMENTS AND WAIVERS.
                        ----------------------

          (a) Except as provided in this Section 11.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Seller, the Deal Agent, the Backup Servicer, the Collateral Custodian and the Required Investors. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No amendment, waiver or other modification of this Agreement shall:

               (i) without the consent of each affected Purchaser, (A) extend the Commitment Termination Date or the date of any payment or deposit of Collections by the Seller or the Servicer, (B) reduce the rate or extend the time of payment of Yield (or any component thereof), (C) reduce any fee payable to the Deal Agent for the benefit of the Purchasers, (D) except pursuant to Article X hereof, change the amount of the Capital of any Purchaser, an Investor's pro rata share or an Investor's Commitment, (E) amend, modify or waive any provision of the definition of Required Investors or this Section 11.1(b), (F) consent to or permit the assignment or transfer by the Seller of any of its rights and obligations under this Agreement or (G) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through
     (E) above in a manner which would circumvent the intention of the restrictions set forth in such clauses; or

               (ii) without the written consent of the Deal Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

          (c) Notwithstanding the foregoing provisions of this Section 11.1, without the consent of the Investors, the Deal Agent may, with the consent of the Seller amend this Agreement solely to add additional Persons as Investors hereunder. Any modification or waiver shall apply to each of the Purchasers equally and shall be binding upon the Seller, the Purchasers and the Deal Agent.

          SECTION 11.2  NOTICES, ETC.
                        ------------

          All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex, when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received with respect to any notice sent by mail or telex.

          SECTION 11.3  RATABLE PAYMENTS.
                        ----------------

          If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 7.1 in a greater proportion than that received by any other Purchaser, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of the Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          SECTION 11.4  NO WAIVER, REMEDIES.
                        -------------------

          No failure on the part of the Deal Agent or a Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 11.5  BINDING EFFECT.
                        --------------

          This Agreement shall be binding upon and inure to the benefit of the Seller, the Deal Agent, the Backup Servicer, the Collateral Custodian, the Purchasers and their respective successors and permitted assigns.

          SECTION 11.6  TERM OF THIS AGREEMENT.
                        ----------------------

          This Agreement, including, without limitation, the Seller's obligation to observe its covenants set forth in Article V, and the Servicer's obligation to observe its covenants set forth in Article VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and
                                  --------  -------
remedies with respect to any breach of any representation and warranty made or deemed made by the Seller pursuant to Articles III and IV and the indemnification and payment provisions of Article VIII and Article IX and the provisions of Section 11.9 and Section 11.10 shall be continuing and shall survive any termination of this Agreement.

          SECTION 11.7  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
                        -------------------------------------------------
                        OBJECTION TO VENUE.
                        ------------------

          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PURCHASERS, THE SELLER, THE LIQUIDITY AGENT AND THE DEAL AGENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

          SECTION 11.8  WAIVER OF JURY TRIAL.
                        --------------------

          TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PURCHASERS, THE SELLER AND THE DEAL AGENT WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          SECTION 11.9  COSTS, EXPENSES AND TAXES.
                        -------------------------

          (a) In addition to the rights of indemnification granted to the Deal Agent, the Liquidity Agent, the Purchasers and its Affiliates under Article VIII hereof, the Seller agrees to pay on demand all costs and expenses of the Purchasers, the Liquidity Agent, the Backup Servicer, the Collateral Custodian and the Deal Agent incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Deal Agent, the Liquidity Agent, the Backup Servicer, the Collateral Custodian and the Purchasers with respect thereto and with respect to advising the Deal Agent, the Liquidity Agent, the Backup Servicer, the Collateral Custodian and the Purchasers as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Deal Agent, the Liquidity Agent, the Backup Servicer, the Collateral Custodian or the Purchasers in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

          (b) The Seller shall pay on demand any and all commissions of placement agents and dealers in respect of commercial paper notes issued to fund the Purchase of any Asset Interest and any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to the Purchaser in connection with this Agreement or the funding or maintenance of Purchases hereunder.

          (c) The Seller shall pay on demand all other costs, expenses and Taxes (excluding income taxes) incurred by any Issuer or any shareholder of such Issuer ("Other Costs"), including, without limitation, the cost of auditing such Issuer's books by certified public accountants, the cost of rating such Issuer's commercial paper by independent financial rating agencies, the Taxes (excluding income taxes) resulting from such Issuer's operations, and the reasonable fees and out-of-pocket expenses of counsel for the Issuer or any counsel for any general or limited partner or shareholder of the Issuer with respect to (i) advising such Person as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, (ii) the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith or matters relating to the Issuer's operations and (iii) advising such Person as to the issuance of the Issuer's commercial paper notes and action in connection with such issuance.

          SECTION 11.10  NO PROCEEDINGS.
                         --------------

          Each of the Seller, the Deal Agent, the Liquidity Agent, the Servicer, the Subservicer, the Backup Servicer, the Collateral Custodian and the Purchasers hereby agrees that it will not institute against, or join any other Person in instituting against VFCC any proceedings of the type referred to in
Section 6.8(c) and 6.9(c) so long as any commercial paper issued by VFCC shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding.

          SECTION 11.11  RECOURSE AGAINST CERTAIN PARTIES.
                         --------------------------------

          No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Purchaser as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Purchaser or any incorporator, affiliate, stockholder, officer, employee or director of such Purchaser or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such
           -------- --------- ------ --- ----------
Purchaser contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Purchaser, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Purchaser or any incorporator, stockholder, affiliate, officer, employee or director of such Purchaser or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of such Purchaser contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of such Purchaser and each incorporator, stockholder, affiliate, officer, employee or director of such Purchaser or of any such administrator, or any of them, for breaches by such Purchaser of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this
Section 11.11 shall survive the termination of this Agreement.

          SECTION 11.12  PROTECTION OF OWNERSHIP INTERESTS OF THE PURCHASERS;
                         ----------------------------------------------------
                         INTENT OF PARTIES; SECURITY INTEREST.
                         ------------------------------------

          (a) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Deal Agent may reasonably request, to perfect, protect or more fully evidence the Asset Interests and the undivided ownership interest in the Assets in the Asset Pool represented by such Asset Interests, or to enable the Deal Agent or the Purchasers to exercise and enforce their rights and remedies hereunder.

          (b) If the Seller or the Servicer fails to perform any of its obligations hereunder after five Business Days notice from the Deal Agent, the Deal Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligation; and the Deal Agent's or such Purchaser's costs and expenses incurred in connection therewith shall be payable by the Seller (if the Servicer that fails to so perform is the Seller or an Affiliate thereof) as provided in Article VIII, as applicable. The Seller irrevocably authorizes the Deal Agent and appoints the Deal Agent as its attorney-in-fact to act on behalf of the Seller (i) to execute on behalf of the Seller as debtor and to file financing statements necessary or desirable in the Deal Agents sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Assets and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Assets as a financing statement in such offices as the Deal Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Assets. This appointment is coupled with an interest and is irrevocable.

          (c) The parties hereto intend that the conveyance of Asset Interests by the Seller to the Purchasers shall be treated as sales for all purposes. If, despite such intention, a determination is made that such transactions shall not be treated as sales, then the parties hereto intend that this Agreement constitutes a security agreement and the transactions effected hereby constitute secured loans by the Purchasers to the Seller under applicable law. For such purpose, the Seller hereby transfers, conveys, assigns and grants to the Deal Agent, for the benefit of the Purchasers, a continuing security interest in all Assets, all Collections and the proceeds of the foregoing to secure the repayment of all Capital, all payments at any time due or accrued in respect of the Yield on any Asset Interest and all other payments at any time due (whether accrued or due) by the Seller hereunder (including without limit any amount owing under Article VIII hereof) or under any fee letter to the Deal Agent and each Purchaser.

          SECTION 11.13  CONFIDENTIALITY.
                         ---------------

          (a) Each of the Deal Agent, the Purchasers, the Liquidity Agent and the Seller shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and the other confidential proprietary information with respect to the other parties hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, attorneys, investors, potential investors, lenders and potential lenders and the agents of such Persons ("Excepted Persons"), and as required by an applicable law or order of any judicial or administrative proceeding; provided, however, that each Excepted
                                       --------
Person shall, as a condition to any such disclosure, execute a confidentiality agreement reasonably satisfactory in form and substance to the Deal Agent to the effect that such information shall be used solely in connection with such Excepted Person's evaluation of, or relationship with, the Seller and its affiliates, and (ii) disclose the existence of the Agreement, but not the financial terms thereof.

          (b) Anything herein to the contrary notwithstanding, the Seller hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Deal Agent, the Liquidity Agent or the Purchasers by each other,
(ii) by the Deal Agent or the Purchasers to any prospective or actual assignee or participant of any of them or (iii) by the Deal Agent, the Liquidity Agent or a Purchaser to any Rating Agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to a Purchaser and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, the Purchasers, the Liquidity Agent and the Deal Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

          SECTION 11.14  EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.
                         ----------------------------------------------------

          This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered by the Originator to the Deal Agent and the Purchasers.

                             [Signature to Follow]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                   BVFU FUNDING CORP.

                              By _____________________________
                                 Title:

                                 BVFU Funding Corp.
                                 C/o Bankvest Capital Corp.
                                 114 Turnpike Road
                                 Westboro, MA 01581
                                 Attention: John P. Colton
                                 Facsimile Number: (508) 870-0260
                                 Confirmation Number: (508) 366-7800

THE SERVICER:                 BANKVEST CAPITAL CORP.

                              By _____________________________
                                 Title:

                                 Bankvest Capital Corp.
                                 114 Turnpike Road
                                 Westboro, MA 01581
                                 Attention:  Mr. John P. Colton
                                 Facsimile Number: (508) 870-0260
                                 Confirmation Number: (508) 366-7800

THE INVESTORS:                FIRST UNION NATIONAL BANK

                              By _____________________________
                              Title:

                              Commitment: $75,000,000
                              First Union National Bank
                              One First Union Center, TW-6
                              Charlotte, North Carolina 28288
                              Attention: Mr. Bill A. Shirley
                              Facsimile Number: (704) 374-4001
                              Confimation No: (____)

VFCC:                         VARIABLE FUNDING CAPITAL CORPORATION

                              By  First Union Capital Markets Corp., as
                                  attorney-in-fact

                              By _____________________________
                                 Title:

                              Variable Funding Capital Corporation
                              c/o First Union Capital Markets Corp.
                              One First Union Center, TW-6
                              Attention: Mr. Darrell Baber
                              Facsimile No.: (704) 383-6036
                              Confirmation No.: (704) 383-9343

          With a copy to:

                              Lord Securities Corp.

                              Attention:
                              Facsimile No.:  (_____) __________
                              Confirmation No.:  (_____) __________

THE DEAL AGENT:               FIRST UNION CAPITAL MARKETS CORP.

                              By _____________________________
                                 Title:

                              First Union Capital Markets Corp.
                              One First Union Center, TW-6
                              Charlotte, North Carolina 28288
                              Attention: Mr. Darrell Baber
                              Facsimile No.: (704) 383-6036
                              Telephone No.: (704) 383-9343

THE LIQUIDITY AGENT:          FIRST UNION NATIONAL BANK

                              By _____________________________
                                 Title:

                              First Union National Bank
                              One First Union Center, TW-6
                              Charlotte, North Carolina 28288
                              Attention: Mr. Bill A. Shirley
                              Facsimile No.: (704) 374-4001
                              Telephone No.: (_____) __________

THE COLLATERAL CUSTODIAN:     NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION

                              By _____________________________
                                 Title:


                                 Address:  Sixth Street and Marquette Avenue
                                 Minneapolis, Minnesota  55779-0070
                                 Attention:  Corporate Trust Servicer --
                                   Asset-Backed Administration
                                 Facsimile Number:  (612) 667-3539
                                 Confirmation Number:  (612) 667-1117

THE BACKUP SERVICER:          NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION

                              By _____________________________
                                 Title:

                                 Address:  Sixth Street and Marquette Avenue
                                 Minneapolis, Minnesota  55779-0070
                                 Attention:  Corporate Trust Servicer --
                                   Asset-Backed Administration
                                 Facsimile Number:  (612) 667-3539
                                 Confirmation Number:  (612) 667-1117

                                                                      SCHEDULE I

                         CONDITION PRECEDENT DOCUMENTS

     As required by Section 3.1 of the Agreement, each of the following items must be delivered to the Deal Agent prior to the date of the initial Purchase:

     1.  A copy of this Agreement duly executed by the Seller and the Servicer;

     2. Certificates of the Secretary or Assistant Secretary of each of the Seller and of the Servicer, each dated the date of this Agreement, certifying
(i) the names and true signatures of the incumbent officers of such Person authorized to sign this Agreement and the other documents to be delivered by it hereunder (on which certificate the Deal Agent, the Liquidity Agent and the Purchasers may conclusively rely until such time as the Deal Agent shall receive from the Seller or the Servicer, as the case may be, a revised certificate meeting the requirements of this paragraph (b), (ii) that the copy of the certificate of incorporation of such Person attached thereto is a complete and correct copy and that such certificate of incorporation has not been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the bylaws of such Person attached thereto is a complete and correct copy and that such by-laws have not been amended, modified or supplemented and are in full force and effect, and (iv) the resolutions of such Person's board of directors approving and authorizing the execution, delivery and performance by such Person of this Agreement and the documents related thereto;

     3. Good standing certificate for the Seller issued by the Secretary of State of Delaware.

     4. Good standing certificate for the Servicer issued by the Secretary of State of Massachusetts.

     5. Qualification to do Business Certificate of Seller issued by the Secretary of State of Massachusetts.

     6. Acknowledgment copies of proper financing statements, dated a date reasonably near to the date of the initial Purchase, describing the Assets and naming the Originator [Leasevest] as debtor and the Seller [Originator] as secured party, or other, similar instruments or documents, as may be necessary or, in the opinion of the Deal Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Seller's interests in all Assets;

     7. Acknowledgment copies of proper financing statements (the "Facility Financing Statement"), dated a date reasonably near to the date of the initial Purchase, describing the Assets and naming the Seller as debtor and the Deal Agent, on behalf of the Purchasers, as secured party, or other, similar instruments or documents, as may be necessary or, in the opinion of the Deal Agent or the Purchaser, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Purchaser's interests in all Assets;

     8. Acknowledgment copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Assets previously granted by the Seller;

     9. Certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Deal Agent), dated a date reasonably near to the date of the initial Purchase, listing all effective financing statements which name the Seller (under its present name and any previous name) as debtor and which are filed in the applicable jurisdictions together with copies of such financing statements (none of which, other than the financing statements filed in connection with this transaction, shall cover any Assets or Contracts);

     10. An accurate and complete listing in all material respects of all the Existing Contracts in the Asset Pool as of the Closing Date and any Addition Date;

     11. Payment of the Structuring Fee and the estimated legal fees and expenses of counsel to the Deal Agent;

     12.  Undated executed copies of Lock-Box Notices to the Lock-Box Banks; and

     13. Opinions of Goldstein and Manello, P.C., counsel to the Seller as to such matters as the Deal Agent may reasonably request.

                                                                     SCHEDULE II

                        LOCK-BOX BANK AND ACCOUNT NUMBER

                         Lock-Box Bank:  PNC Bank, N.A.

                       Lock-Box Account Number:    641652

                                                                    SCHEDULE III

           TRADENAMES, FICTITIOUS NAMES AND "DOING BUSINESS AS" NAMES

                                      None

                                                                     SCHEDULE IV

                         SUBSTITUTE CONTRACTS CRITERIA

Each Substitute Contract must satisfy each of the following conditions.

          (i) At the time of substitution, such Substitute Contracts have in the aggregate a Discounted Contract Balance (at the Blended Discount Rate as of the date of substitution) of not less than the Discounted Contract Balances of the Contracts being replaced (at the Blended Discount Rate as of the date of substitution); and

          (ii) Such Substitute Contracts, at the time of substitution by the Seller shall have approximately the same weighted average life as the remaining Scheduled Payments of Assets in the Asset Pool and shall not materially extend the final maturity of the originally Scheduled Payments of Assets in the Asset Pool.

          In addition, on a cumulative basis, the sum of the Discounted Contract Balance of Contracts substituted for Defaulted Contracts is not to exceed 5% of the average number of Contracts outstanding under the facility and, on a cumulative basis, the sum of the Discounted Contract Balance of Contracts substituted for all Contracts, other than Prepaid Contracts, is not to exceed more than 10% of the average under the facility.